                                             SEC Filing Fees Account #0000803020

 AS FILED WITH THE SECURITIES AND                     1933 ACT FILE NO. 33-9093

 EXCHANGE COMMISSION ON OCTOBER 18, 1995             1940 ACT FILE NO. 811-4854
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.__           [_]

                  Post-Effective Amendment No. 10         [X]

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                    Amendment No. 12                      [X]

                         OBERWEIS EMERGING GROWTH FUND

                       (to be renamed The Oberweis Funds)
               (Exact Name of Registrant as Specified in Charter)

                      c/o Oberweis Asset Management, Inc.
                             One Constitution Drive
                             Aurora, Illinois 60506

               (Address of Principal Executive Offices, Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 323-6166

                                Patrick B. Joyce
                        Oberweis Asset Management, Inc.
                             One Constitution Drive
                             Aurora, Illinois 60506
                    (Name and Address of Agent for Service)

                                   Copies to:
                                CATHY G. O'KELLY
                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                      222 NORTH LASALLE STREET, SUITE 2600
                            CHICAGO, ILLINOIS 60601
                       DECLARATION PURSUANT TO RULE 24f-2

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has declared that an indefinite number or amount of Shares of beneficial interest in the Fund has been registered under the Securities Act of 1933. The Rule 24f-2 Notice for the year ended December 31, 1994 was filed with the Securities and Exchange Commission on or about February 27, 1995. It is proposed that this filing will become effective (check appropriate box)

           [_]   immediately upon filing pursuant to paragraph (b)

           [_]   on (date) pursuant to paragraph (b)

           [_]   60 days after filing pursuant to paragraph (a)(1)

           [_]   on (date) pursuant to paragraph (a)(1)

           [X]   75 days after filing pursuant to paragraph (a)(2)

           [_]   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

           [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             CROSS REFERENCE SHEET


FORM N-1A ITEM NUMBER                                            LOCATION IN PROSPECTUS
---------------------                                            ----------------------
Part A--

Item 1.  Cover page                                              Cover Page

Item 2.  Synopsis                                                Synopsis of Fees

Item 3.  Condensed Financial Information                         Financial Highlights; Performance Comparison

Item 4.  General Description of Registrant                       Investment Objective, Policies and Risks; General Information

Item 5.  Management of the Fund                                  Management of the Portfolios; Expenses of the Fund; The
                                                                 Advisory and Management Agreements

Item 5A.  Management's Discussion of Fund Performance            Not Applicable

Item 6.  Capital Stock and Other Securities                      Distribution of Shares; Dividends, Distributions and Tax
                                                                 Status; General Information
Item 7.  Purchase of Securities Being Offered                    How to Purchase Shares; Shareholder Services

Item 8.  Redemption or Repurchase                                How to Redeem Shares; Shareholder Services

Item 9.  Pending Legal Proceedings                               Not Applicable

                                                                 LOCATION IN
                                                                 STATEMENT OF ADDITIONAL INFORMATION
                                                                 -----------------------------------
Item B--

Item 10.  Cover Page                                             Cover Page

Item 11.  Table of Contents                                      Cover Page

Item 12.  General Information and History                        Not Applicable

Item 13.  Investment Objectives and Policies                     Investment Objective, Policies and Restrictions

Item 14.  Management of the Fund                                 Management of the Fund

Item 15.  Control Persons and Principal Holders of Securities    Management of the Fund

Item 16.  Investment Advisory and Other Services                 Oberweis Asset Management, Inc.; The Chicago Corporation;
                                                                 Distribution Plan and Agreement; Additional Information

Item 17.  Brokerage Allocation                                   Portfolio Transactions

FORM N-1A ITEM NUMBER                                            LOCATION IN PROSPECTUS
---------------------                                            ----------------------
Item 18.  Capital Stock and Other Securities                     Shareholder Voting Rights [See also Item 6]

Item 19.  Purchase, Redemption and Pricing of Securities         Redemption of Shares, Determination of Net Asset Value
          Being Offered

Item 20.  Tax Status                                             Taxes

Item 21.  Underwriters                                           See Prospectus - How to Purchase Shares

Item 22.  Calculations of Performance Data                       Calculation of Average Annual Total Return

Item 23.  Financial Statements                                   Financial Statements

Part C--

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                           SUBJECT TO COMPLETION

               PRELIMINARY PROSPECTUS DATED OCTOBER 18, 1995

The Oberweis Funds

The Oberweis Funds (the "Fund") is a fully-managed, diversified, open-end mu-tual fund currently consisting of two portfolios--the Oberweis Emerging Growth Portfolio, which prior to January 1, 1996, was known as the Oberweis Emerging Growth Fund (the "Emerging Growth Portfolio"), and the Oberweis Micro-Cap Port-folio (the "Micro-Cap Portfolio"). Shares of the Micro-Cap Portfolio were first offered to the public on January 1, 1996 at $10 per share. The Fund anticipates ceasing sales of the Micro-Cap Portfolio to both new shareholders and existing shareholders when that Portfolio reaches $50 million in net assets. Prior to January 1, 1996, the Fund was named the Oberweis Emerging Growth Fund and con-sisted of the one portfolio, which was known by the same name.

The investment objective of each Portfolio is to maximize capital appreciation. Each Portfolio intends to achieve its objective through an investment program emphasizing common stocks of companies that the investment adviser, Oberweis Asset Management, Inc. ("OAM"), believes have the potential for above-average long-term growth in market value. Each Portfolio's investment program may in-volve a greater degree of risk than is customarily associated with more conservative investment programs. This Prospectus, which should be read and re-tained for future reference, sets forth concisely the information an investor should know before investing in the Fund.

A Statement of Additional Information for the Fund dated               has been
filed with the Securities and Exchange Commission and may be obtained without charge by calling or writing the Fund at the telephone number or address listed below. The Statement of Additional Information is incorporated by reference into this Prospectus.

--------------------------------------------------------------------------------

One Constitution Drive
Aurora, Illinois 60506
(800) 323-6166
Table of Contents
--------------------------------------------------------------------------------

Synopsis of Fees............................................................   2
Financial Highlights........................................................   3
Performance Comparison......................................................   4
Investment Objective, Policies and Risks....................................   6
Management of the Portfolios................................................   8
The Advisory and Management
 Agreements.................................................................   9
Distribution of Shares......................................................  10
Expenses of the Fund........................................................  10
Portfolio Transactions......................................................  11
How to Purchase Shares......................................................  11
How to Redeem Shares........................................................  12
Net Asset Value.............................................................  13
Shareholder Services........................................................  13
Dividends, Distributions and Tax Status.....................................  14
The Custodian and Transfer Agent............................................  15
General Information.........................................................  15

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMIS-SION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

The date of this Prospectus is               .

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGIS-TRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLIC-ITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

SYNOPSIS OF FEES

                                                                   PORTFOLIO
                                                                ---------------
                                                                EMERGING MICRO-
SHAREHOLDER TRANSACTION EXPENSES                                 GROWTH   CAP
--------------------------------                                -------- ------
Sales Charge Imposed on Purchases (as a percentage of offering
 price)........................................................   None    None
Sales Charge Imposed on Reinvested Dividends or Capital Gain
 Distributions.................................................   None    None
Redemption Fees................................................   None    None*
Exchange Fees..................................................   None    None
*The Micro-Cap Portfolio imposes a withdrawal charge of .25% on redemption proceeds

ANNUAL FUND OPERATING EXPENSES
------------------------------
(as a percentage of average net assets)
Advisory and Management Fees...................................   .82%   1.00%
12b-1 Fees.....................................................   .25%    .25%
Other Expenses.................................................   .46%    .75%
Total Fund Operating Expenses..................................  1.53%   2.00%*

EXAMPLE                                            1 YR. 3 YRS. 5 YRS. 10 YRS.
-------                                            ----- ------ ------ -------
You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return and
 redemption at the end of each time period:
Emerging Growth Portfolio.........................  $16   $48    $83    $182
Micro-Cap Portfolio...............................  $20   $63    --      --

The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund may bear directly or indirectly. Long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. There is a .25% withdrawal charge on the Micro-Cap Portfolio, which is deducted from the redemption amount and is used to reimburse the Portfolio for the expenses it incurs in connection with the Shareholder's liquidation of shares. In addition, for each Portfolio, there is a $6 fee for each wire redemption, which is deducted from a Sharehold-er's redemption amount. Annual Fund Operating Expenses for the Emerging Growth Portfolio are based on the Portfolio's expenses for the fiscal year ended De-cember 31, 1994 except that the figures have been restated for the reduction in 12b-1 Fees to .25% effective January 1, 1996. Annual Fund Operating Expenses for the Micro-Cap Portfolio are based on estimates of expenses for the current fiscal year. The hypothetical examples are based on the expenses in the table and an assumed annual rate of return of 5%. The Micro-Cap Portfolio commenced the public offering of shares on January 1, 1996, thus estimates of expenses in the example are shown for only the one and three year periods. THE EXAMPLES SHOULD NOT BE CONSIDERED AN INDICATION OF ACTUAL OR EXPECTED PORTFOLIO PERFOR-MANCE OR EXPENSES, BOTH OF WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete explanation of the fees and expenses borne by each Portfolio, please see the discussions under the Prospectus headings "The Advisory and Man-agement Agreements," "Distribution of Shares," "Expenses of the Fund," and "Portfolio Transactions," as well as the Statement of Additional Information incorporated by reference into this Prospectus.

*The Manager will reimburse the Micro-Cap Portfolio for total operating ex-penses in excess of 2% of average net assets for the first 12 months of operations.

FINANCIAL HIGHLIGHTS

The following table shows important financial information for the Emerging Growth Portfolio expressed in terms of one share outstanding throughout the pe-riods. The per share data was determined using average shares outstanding during the period. The information in the table has been audited by the Fund's independent auditors except for the financial information as of June 30, 1995, which is unaudited. The auditors' unqualified report, along with the complete financial statements for the Emerging Growth Portfolio, is included in the Emerging Growth Portfolio's Annual Report, which is incorporated by reference into the Statement of Additional Information.

                          SIX MONTHS
                          ENDED JUNE
                           30, 1995
                          (UNAUDITED)
                          -----------
Net Asset Value,
 Beginning of Period.....  $  21.41
Income from Investment
 Operations:
 Net investment loss.....     (0.13)
 Net realized and
  unrealized gain (loss)
  on investments.........      5.59
                           --------
 Total from investment
  operations.............      5.46
 Less Distributions:
 Net realized gain on
  investments............       --
                           --------
 Net Asset Value, End of
  Period.................  $  26.87
                           ========
 Total Return (%)(b).....      25.5
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands)..  $116,924
 Ratio of expenses to
  average net assets (%).      1.75(a,c)
 Ratio of net investment
  loss to average net
  assets (%).............     (1.26)(a,c)
 Portfolio turnover rate
  (%)....................        75
                                              YEARS ENDED DECEMBER 31,
                          ------------------------------------------------------------------------------------------
                           1994      1993        1992        1991        1990        1989        1988    1987(D)
                          -------- ------------ ----------- ----------- ----------- ----------- -------- -----------
Net Asset Value,
 Beginning of Period..... $ 22.19  $  20.90     $ 18.39     $ 12.11     $ 12.06     $  9.65     $  9.13  $ 10.04
Income from Investment
 Operations:
 Net investment loss.....   (0.22)    (0.22)      (0.21)      (0.09)      (0.24)      (0.35)      (0.20)   (0.15)
 Net realized and
  unrealized gain (loss)
  on investments.........   (0.56)     2.25        2.72       10.64        0.29        2.76        0.72    (0.76)
                          -------- ------------ ----------- ----------- ----------- ----------- -------- -----------
 Total from investment
  operations.............   (0.78)     2.03        2.51       10.55        0.05        2.41        0.52    (0.91)
 Less Distributions:
 Net realized gain on
  investments............     --      (0.74)        --        (4.27)        --          --          --       --
                          -------- ------------ ----------- ----------- ----------- ----------- -------- -----------
 Net Asset Value, End of
  Period................. $ 21.41  $  22.19     $ 20.90     $ 18.39     $ 12.11     $ 12.06     $  9.65  $  9.13
                          ======== ============ =========== =========== =========== =========== ======== ===========
 Total Return (%)(b).....    (3.5)      9.7        13.7        87.1         0.4        25.0         5.7     (9.1)
 Ratios/Supplemental
  Data:
 Net assets, end of
  period (in thousands).. $90,014  $104,324     $54,063     $19,730     $11,604     $12,940     $15,914  $16,856
 Ratio of expenses to
  average net assets (%).    1.78      1.80(a)     1.99(a)     2.13(a)     2.15(a)     2.00(a)     2.46     1.99(c)
 Ratio of net investment
  loss to average net
  assets (%).............   (1.06)    (1.04)(a)   (1.14)(a)   (1.27)(a)   (1.24)(a)   (1.19)(a)   (1.80)   (1.48)(c)
 Portfolio turnover rate
  (%)....................      66        70          63         114          62         112          67       55

-------

(a) Net of expense reimbursement from related parties. Expense ratios would have been 1.83% for 1995, 1.82% for 1993, 2.41% for 1992, 3.01% for 1991,
    and 3.48% for both 1990 and 1989 before expense reimbursement.
(b) A sales load of 4% was charged until December 31, 1991 and is not reflected in the above total return figures.
(c) Annualized.
(d) From inception of Fund, January 7, 1987.

PERFORMANCE COMPARISON

The following table compares the Emerging Growth Portfolio's total return for the nine-month period ended September 30, 1995 and the one year period ended June 30, 1995 with the total return of various indexes of unmanaged securities:

                                                  NINE MONTHS       ONE YEAR
                                                     ENDED        PERIOD ENDED
                                               SEPTEMBER 30, 1995 JUNE 30, 1995
                                               ------------------ -------------
      Oberweis Emerging Growth Portfolio......       39.6%            48.0%
      Dow-Jones Industrial Average............       24.9%            25.7%
      S&P 500.................................       29.8%            26.1%
      NASDAQ National Composite...............       38.8%            32.2%
      Lipper Small Company Growth Index.......       28.4%            26.0%
      Russell 2000 Index......................       25.7%            20.1%
      Wilshire 5000 Index.....................       30.1%            24.7%

The Dow-Jones Industrial Average is a widely recognized stock market indicator that consists of the price movements of 30 major industrial companies in the United States. The Standard & Poor's 500 Stock Composite is widely regarded as representative of general stock market activity. The NASDAQ National Composite, Lipper Small Company Growth Index, Russell 2000 Index and the Wilshire 5000 In-dex represent portfolios that are somewhat more representative of the securities held by the Emerging Growth Portfolio.

Total return includes price level changes, dividends and capital gain distribu-tions. As calculated in accordance with applicable regulations of the Securities and Exchange Commission, the Emerging Growth Portfolio's average an-nual total returns for the following periods ended June 30, 1995 are:

                          AVERAGE ANNUAL TOTAL RETURNS

                        PERIODS ENDED JUNE 30, 1995

                                                      PAST   PAST   LIFE OF FUND
                                                     1 YEAR 5 YEARS   (1/7/87)
                                                     ------ ------- ------------
      Emerging Growth Portfolio..................... 48.0%   17.6%     15.6%
      S&P 500....................................... 26.1%   12.1%     11.9%
      Russell 2000 Index............................ 20.1%   12.9%     10.2%

        ASSUMED $10,000 INVESTMENT IN THE EMERGING GROWTH PORTFOLIO

                       FROM 1/07/87 THROUGH 9/30/95

                                                Russell
                         Oberweis    S&P 500     2000
                         $10,000     $10,000    $10,000
                 1987    $ 9,094     $ 9,948    $ 8,537
                 1988    $ 9,612     $11,598    $10,664
                 1989    $12,012     $15,267    $12,395
                 1990    $12,062     $14,822    $ 9,977
                 1991    $22,573     $19,345    $14,571
                 1992    $25,653     $20,822    $17,254
                 1993    $28,147     $22,909    $20,515
                 1994    $27,157     $23,206    $20,166
                 1995    $37,911     $30,115    $25,351


All data assumes reinvestment of dividends and capital gains. Results represent past performance and do not indicate future results. The value of an investment in the Emerging Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. When first organized in 1987, the Emerging Growth Portfolio ap-plied a sales charge to each share purchase. The Portfolio's sales charge was eliminated on December 31, 1991. The performance graph and the average annual return figures do not reflect the load.

Additional information concerning performance results of the Emerging Growth Portfolio is contained in the Annual and Semi-Annual Reports which are avail-able upon request without cost from the Fund.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE--The investment objective of each Portfolio is to maximize capital appreciation. The realization of current income will not be a consider-ation in the selection of securities for investment, and the Portfolios are not designed for investors seeking income rather than capital appreciation. The in-vestment objective of each Portfolio is a fundamental policy and may not be changed without approval of the shareholders of that Portfolio, which is de-scribed in the Statement of Additional Information.

INVESTMENT PROGRAM AND PHILOSOPHY--The Emerging Growth Portfolio is managed to seek out companies that the Portfolio's investment adviser, OAM, believes have the potential for above-average long-term growth in market value. The Portfolio may invest in companies of all size capitalizations, however, because it is be-lieved that the potential for such growth may tend to be found more often in relatively small capitalization companies, which fall in the lowest 20% capi-talization of the companies listed on the New York Stock Exchange or companies of similar or smaller capitalization which are listed on the American Stock Ex-change or are traded over the counter (typically with capitalization of less than $600,000,000), it is anticipated that approximately 80% of the Portfolio's assets will be invested in the securities of such smaller companies with the Portfo lio's average market capitalization being approximately $500,000,000. However, such percentage may vary greatly from time to time based on OAM's analysis of economic and market conditions

The Micro-Cap Portfolio is managed to seek out companies that OAM believes have the potential for above-average long-term growth in market value. The Portfolio will generally invest in companies with a market capitalization of not more than $250,000,000 at the time of acquisition, with the Portfolio's average mar-ket capitalization being approximately $100,000,000. It is anticipated that at least 80% of the companies that the Portfolio will invest in will have a market capitalization of not more than $250,000,000 at time of purchase and at least 50% of the companies will have market capitalization of $100,000,000 or less at the time of purchase.

Each Portfolio in particular seeks to invest in those companies which OAM con-siders as having such above-average long-term growth potential based on its analysis of eight factors, which the portfolio manager calls the "Oberweis Oc-tagon." These factors are:

 1. rapid growth in revenue, preferably generated by internal growth as op-posed to acquisitions of other businesses, at least 30% in the latest quarter;

 2. rapid growth in pre-tax income (at least 30% in the latest quarter) and in earnings per share;

 3. reasonable price earnings ratio in relation to the company's underlying growth rate, generally a price earnings ratio not more than 1/2 of the company's growth rate;

 4. products or services that offer the opportunity for substantial future growth;

 5. favorable recent trends in revenue and earnings growth;

 6. reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins;

 7. a review of the company's balance sheet, with particular attention to footnotes, in order to identify unusual items which may indicate future prob-lems; and

 8. high relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months.

OAM considers these eight factors as guidelines by which it may evaluate the many companies it reviews, but such factors and the relative weight given to each will vary with economic and market conditions and the type of company be-ing evaluated. No one factor will justify, and any one factor may (but will not necessarily) preclude, an investment in a particular company.

Generally, at least seventy-five percent (75%) or more of each Portfolio's as-sets will be invested in common stocks, but each Portfolio may also invest in convertible securities, preferred stocks, securities of foreign issuers (most of which are traded on United States stock exchanges or listed on NASDAQ), and restricted securities. In addition, the Portfolios may establish and maintain reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. Each Portfolio's reserves may be held in cash or invested in high quality money market instruments, including U.S. government obliga tions, certificates of deposit, bankers' acceptances, commercial paper (rated prime 3 or better by Moody's Investors Service, Inc. or the equivalent), corpo-rate debt securities (rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation) and repurchase agreements. The Portfolios may also lend its portfolio securities, write (sell) options against investment po-sitions and purchase put and call options. See "Certain Other Investment Practices and Risks Which You Should Consider," below.

To diversify the Portfolios and reduce investment risk, each Portfolio has adopted certain fundamental policies, which restrict each from the following:

 (1) purchasing the securities of any issuer if, as a result:

   (a) it would own more than 10% of the outstanding securities of any class of any issuer,

   (b) such holdings would amount to more than 5% of the Portfolio's total assets, or

   (c) more than 25% of its total assets would be concentrated in any one in-dustry;

 (2) the borrowing of money, except for temporary or emergency purposes or as necessary for the clearance of purchases and sales of securities, and then only in amounts not exceeding 5% of the Portfolio's total assets;

 (3) in any manner transferring as collateral any securities owned by the Portfolio, except as may be necessary in connection with permissible borrow-ings, which in no event will exceed 5% of its net assets valued at market; and

 (4) purchasing additional securities when money borrowed exceeds 5% of the Portfolio's total assets.

Each Portfolio's investment program, discussed above, is subject to further re-strictions, which are described elsewhere in this Prospectus and in the Statement of Additional Information.

ARE THE PORTFOLIOS' INVESTMENT OBJECTIVE AND POLICIES APPROPRIATE FOR YOU?--The Portfolios are designed for investors who can accept the risks involved in seeking maximum capital appreciation. Although each Portfolio seeks to reduce risk by investing in a diversified portfolio, investors should realize that the very nature of investing in small, and often newer, companies involves greater risk than is customarily associated with more established companies. Smaller and newer companies often have limited product lines, markets, management per-sonnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may have limited marketability and be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. Because the Portfolios' investment policies will be oriented to capital appreciation, as opposed to dividend income, each Portfolio may be considered to be an investment of above average risk. Each Portfolio is not intended to constitute a balanced investment program. Divi-dends are expected to be minimal and there can be no assurance that a Portfolio's objective will be met.

EACH PORTFOLIO IS INTENDED FOR LONG-TERM INVESTORS WHO CAN BEAR THE RISKS IN-VOLVED IN THE PORTFOLIO'S INVESTMENTS. ACCORDINGLY, EACH PORTFOLIO DISCOURAGES SHORT-TERM TRADING IN ITS SHARES.

CERTAIN OTHER INVESTMENT PRACTICES AND RISKS WHICH YOU SHOULD CONSIDER--Lending of Portfolio Securities. For the purpose of realizing some income on its port-folio securities, each Portfolio may make security loans of its portfolio securities, of up to 30% of its total assets, to broker-dealers or institu-tional investors. Any such loan will be continuously secured by collateral at least equal to 100% of the value of the security loaned. While the securities are being lent, the Portfolios will continue to receive the equivalent of any dividends or interest paid by the issuer thereof, as well as interest on the collateral. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would be for the account of the Portfo-lio. As with any extension of secured credit, portfolio security loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or foreclosure against the col-lateral. Each Portfolio will consider on an ongoing basis the creditworthiness of the borrowers to which it makes portfolio security loans.

Restricted Securities. Each Portfolio may not invest more than 5% of its total assets in securities that are not readily marketable, including repurchase agreements with maturities of seven days or more, and securities of unseasoned issuers that have been in continuous operation for less than three years and may not invest more than 5% of its total assets in securities where resale is legally or contractually restricted (all of which are collectively referred to as "restricted securities"). Restricted securities may be resold by the Portfo-lio to other institutions. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may be treated as exempt from the Portfolio's limitation on illiquid secu rities. Because institutional trading in restricted securities is relatively new, it is not possible to predict how these institutional markets will develop. If institutional trading in restricted securities were at limited lev-els, the liquidity of each Portfolio's investments could be adversely affected.

Options. Each Portfolio may also write (sell) covered call options on its port-folio securities, the aggregate market value of which underlying securities is limited to 50% of the Portfolio's net assets. A call option gives the buyer (holder) the right to purchase the underlying security at a specified price (the "exercise price") within a certain time period. Where the writer (seller) of the option, in this case the Portfolio, already owns the underlying securi-ty, the call option is considered to be "covered." The Portfolio will receive a premium, which is the market value of the option, when it writes (sells) a call option. The premium provides a partial hedge (protection) against declining prices and enables the Portfolio to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Portfolio. In determining whether to write (sell) a covered call option on one of the Portfolio's securities, OAM will consider the reasonableness of the anticipated premium in relation to the anticipated increase in market value of the underlying security over the option period. Although the writing (selling) of covered call options is believed by OAM to be a conservative investment technique that involves relatively little risk, risks involved in writing (selling) a covered call option include the possible inability to effect closing transactions at favorable prices and the inability to participate in any appreciation of the underlying security above the exercise price plus premium. The Portfolio may also be exposed to a possi-ble price decrease in the underlying security that might otherwise have been sold while the Portfolio continues to hold such underlying security during the option period, although any such loss during such period would be reduced by the amount of the premium received. The Portfolios do not consider a security covered by a call to be "pledged" as that term is used in each Portfolio's in-vestment policy limiting the pledging or mortgaging of its assets. In addition, each Portfolio may invest up to 5% of its assets in the purchase of put and call options, primarily to minimize principal fluctuation. The risks involved in purchasing put or call options include the possible loss of the entire pre-mium. Each Portfolio may also purchase put and call options on stock indices ("stock index options"), for the purpose of partially hedging against the risk of unfavorable price movements adversely affecting the Portfolio's securities or securities the Portfolio intends to buy, and may sell stock index options in related closing transactions.

Foreign Securities. Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such curren-cy. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest pay-ments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various curren-cies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic secu-rities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform ac-counting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock ex-changes, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropria-tion or diplomatic developments that could affect investment in these countries.

A more thorough description of certain of these investment practices and a dis-cussion of their associated risks are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS

The business and affairs of the Fund and each of the Portfolios are supervised by the Fund's Board of Trustees (the "Trustees"). The Statement of Additional Information contains general background information regarding each of the Trustees and officers of the Fund. All of the Fund's officers and two of its five Trustees are employees and/or officers of OAM and/or The Chicago Corpora-tion ("TCC").

Each Portfolio's investment objective and policies were developed by James D. Oberweis, the portfolio manager of each Portfolio since its inception. Mr. Oberweis is also a Trustee and President of the Fund, a Director and the Presi-dent of OAM, and, together with his family, the controlling shareholder of OAM, and a Senior Vice President and shareholder of TCC. Mr. Oberweis has an MBA from the University of Chicago and has in excess of 25 years of experience in selecting securities for investment for private clients. In addition to the Fund, Mr. Oberweis manages segregated accounts for institutional and individual investors.

Beginning January 1, 1996, OAM provides each Portfolio investment advisory and management services and TCC is the Fund's principal distributor and shareholder service agent. During the period October 1, 1994 through December 31, 1995, OAM provided the Emerging Growth Portfolio investment advisory, management and shareholder agent services and TCC was the Portfolio's principal distributor. Prior to October 1, 1994, Hamilton Investments, Inc. acted as the Emerging Growth Portfolio's manager, distributor and shareholder service agent; and Al-pha Source Asset Management ("Alpha Source"), a subsidiary of Hamilton Investments, Inc., served as the Emerging Growth Portfolio's investment advis-er.

OAM is an investment adviser based in Aurora, Illinois. OAM was incorporated in 1989 and has been registered with the Securities and Exchange Commission ("SEC") since January 4, 1990. OAM had not served as the investment adviser to a mutual fund prior to October 1994, although Mr. Oberweis and other officers and employees of OAM have previously been associated with investment advisers to the Fund and/or other mutual funds. OAM has published an investment advisory newsletter since 1990 and beginning in October 1994, it has offered advice to institutions and individual investors regarding a broad range of investment products.

Mr. Oberweis was formerly the principal executive officer of Oberweis Securi-ties, Inc. ("OSI"), a former manager and distributor of the Emerging Growth Portfolio, and of a former investment adviser to the Emerging Growth Portfolio, from the Portfolio's inception in 1987 to 1988 when such entities ceased opera-tions. OSI ceased executing securities transactions in November, 1988, because it was no longer meeting regulatory capital requirements.

In a matter not involving his position with the Fund, Mr. Oberweis, without ad-mitting or denying the allegations of the SEC, consented to a censure and a one- year suspension ending July, 1993 from acting in a proprietary or supervi-sory capacity for a broker-dealer. The SEC alleged that from February, 1988, through October, 1988, Mr. Oberweis failed to adequately supervise or institute adequate supervisory procedures with respect to an account executive of a firm acquired in early 1988 by OSI, a former broker-dealer. The consent order did not limit Mr. Oberweis' activities with, or responsibilities to, the Fund in any manner.

THE ADVISORY AND MANAGEMENT AGREEMENTS

OAM provides each Portfolio with investment advisory services under a written agreement with the Fund dated October 1, 1994 and as amended January, 1996 (the "Investment Advisory Agreement"). James D. Oberweis personally supervises the management of the Fund's portfolios.

OAM manages the investment operations of each Portfolio in accordance with the investment objectives and policies of each of the respective Portfolios, sub-ject to the general supervision of the Trustees. As compensation for its investment advisory services, OAM receives an annual fee which is computed and accrued daily and payable monthly. OAM receives an annual fee of .45% of the average daily net assets of the Emerging Growth Portfolio on the first $50 mil-lion and .40% on amounts over $50 million and receives an annual fee of .60% of the average daily net assets of the Micro-Cap Portfolio. For the Emerging Growth Portfolio, the average rate paid to OAM for the period October 1, 1994 through December 31, 1994 was .42%, and the average rate paid to Alpha Source for the period January 1, 1994 through September 30, 1994 was .43%. The average rate paid in the aggregate for the year ended December 31, 1994 was .43%.

OAM also provides the Fund with non-investment advisory management and adminis-trative services necessary for the conduct of the Fund's business. OAM prepares and updates SEC and state registration statements and filings, shareholder re-ports and other similar documents. In addition, OAM provides office space and facilities for the management of the Fund and provides accounting, record-keep-ing and data processing facilities and services. OAM also provides information and certain administrative services for shareholders of the Portfolios. For managing the business affairs and providing certain administrative services, pursuant to a Management Agreement dated

October 1, 1994, each Portfolio pays OAM a management fee, payable monthly, at the annual rate of 0.40% of the average daily net assets of the Portfolio, sub-ject to reduction because of each Portfolio's annual expense limitation. (See "Expenses of the Fund.") OAM may subcontract with other entities to provide certain shareholder servicing activities.

While the combined investment advisory fee and management fee paid to OAM is higher than the total of such fees paid by most other investment companies, the Fund's Trustees believe that each Portfolio's investment objective and the "Oberweis Octagon" analysis require greater than average services from OAM, which, together with the various management and administrative services pro-vided by OAM, justifies the higher combined fees.

DISTRIBUTION OF SHARES

The Fund has appointed TCC to act as the principal distributor of the Fund's shares and as the primary shareholder service agent. The Fund will finance cer-tain expenses in connection with the distribution of shares of each Portfolio under a "compensation type" Rule 12b-1 Plan as amended January 1, 1996 and a Distribution and Shareholder Service Agreement dated January 1, 1996 (collec-tively called the "Plan and Agreement") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. As a compensation type plan, TCC may re-ceive compensation that is more or less than the actual expenditures made. TCC is required to provide the Fund with a quarterly listing of all expenditures under the Plan and Agreement. TCC is at risk with respect to a portion of its expenses and fees not compensated by the Plan and Agreement if the Plan and Agreement is modified or terminated by the Fund. No interest, carrying or other finance charges are paid under the Plan and Agreement.

Under the Plan and Agreement, the Fund pays to TCC a monthly fee at an annual rate of .25% of each Portfolio's average daily net assets for distribution and shareholder service provided to each Portfolio ("12b-1 fees") and will also re-imburse certain out-of-pocket expenses of TCC. The Plan and Agreement provides that the Fund's asset-based sales charges (as defined in the NASD's Rules of Fair Practice) do not exceed those permitted by Article III, Section 26 of the NASD's Rules of Fair Practice. As permitted by NASD's Rules, the Emerging Growth Portfolio has elected to calculate its permissible amount of asset-based sales charges on new gross sales of the Portfolio since the Portfolio's inception.

Pursuant to the Plan and Agreement, TCC, directly or through other firms, ad-vertises and promotes the Fund and provides information and services to exist-ing and potential shareholders. These services include, among other things, processing new shareholder account applications, processing and transmitting customer transactions to the Fund's transfer agent, and serving as the primary source of information to customers. The Plan and Agreement provides that TCC may appoint various broker-dealer firms to assist in providing distribution services for the Fund and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associa-tions) to provide administrative services for their clients as shareholders of the Portfolios under related service agreements.

Pursuant to the Plan and Agreement, TCC may also be reimbursed monthly by each Portfolio for certain out-of-pocket costs in connection with its services as shareholder service agent, including such costs as postage, data entry, modifi-cation and printout, stationery, tax forms and all other external forms or printed material, but not including overhead. Although there is no limitation on the amount of such costs that may be reimbursed under the Plan and Agree-ment, such costs must be actual, out-of-pocket costs, and the total amount of 12b-1 fees, including reimbursement of such costs, is included in the total ex-penses of the Portfolio, subject to the expense limitation based on average daily net assets of each Portfolio. (See "Expenses of the Fund," below.) TCC will furnish with each monthly statement for such reimbursement a written list-ing of the expenditures on behalf of each Portfolio and their purpose.

On September 27, 1995, it was announced that ABN AMRO North America, Inc., a subsidiary of ABN AMRO Bank, N.V. of the Netherlands, signed a letter of intent to acquire Chi Corp., Inc., parent company of TCC, which is the Funds' Distrib-utor and Shareholders Service Agent. The acquisition will result in the merger of TCC with ABN AMRO Securities (USA) Inc., a registered securities broker that is a wholly-owned subsidiary of ABN AMRO North America, Inc. and ABN AMRO Bank, N.V. The acquisition is expected to close in the second quarter of 1996.

EXPENSES OF THE FUND

All expenses incurred in the operations of the Fund are borne by the respective Portfolios, except to the extent specifically assumed by OAM. OAM is obli gated to reduce its management fee or reimburse the Portfolio to the extent that the total ordinary operating expenses borne by a Portfolio on an accrual basis, including all investment advisory, management and administrative fees, but excluding taxes, brokerage, interest and other extraordinary expenses, ex-ceed in any one year either (i) the most restrictive expense limitation applicable to the Portfolio imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale, as such limitations may be raised or lowered from time to time, or (ii) the following amounts expressed as a percentage of the Portfolio's average daily net assets: 2.0% of the first $25,000,000; plus 1.8% of the next $25,000,000;
plus 1.6% of average daily net assets in excess of $50,000,000. For the year ended December 31, 1994, total expenses incurred by the Emerging Growth Portfo-lio were $1,647,254, and the ratio of such total expenses to the Portfolio's average daily net assets was 1.78%.

PORTFOLIO TRANSACTIONS
Orders for securities are generally placed by OAM with a view to obtaining the best combination of price and execution available. OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provid-ed, including research services, general execution capability, reliability and integrity, willingness to take a position in securities, general operational capabilities and financial condition.

OAM is authorized to place orders with various broker-dealers, including TCC, subject to all applicable legal requirements. The Fund has been advised by OAM that it may place a significant portion of the Portfolios' agency transactions with TCC when it believes that the combination of price and execution are com-parable to that of other broker-dealers. OAM may also place orders with non-affiliated broker-dealers that sell the Portfolios' shares, provided OAM believes that price and execution are comparable to other non-affiliated bro-ker-dealers. A greater spread, discount or commission may be paid to non-affiliated broker-dealers that provide research services, which may be used by OAM in managing assets of its clients, including each of the Portfolios. Al-though it is believed that research services received directly or indirectly benefit all of OAM's clients, the degree of benefit varies by account and is not directly related to the commissions or remuneration paid by the account.

The frequency of portfolio transactions, the Portfolio's turnover rate, will vary from year to year depending on market conditions. The Emerging Growth Portfolio's turnover during the year ended December 31, 1994 was 66%.

For the period January 1, 1994 through December 31, 1994, the total brokerage commissions paid by the Emerging Growth Portfolio were $96,802, of which $27,659 was paid to Hamilton Investments, the Fund's distributor and manager through September 30, 1994, and $8,463 to TCC, the Fund's current distributor, for the period October 1, 1994 through December 31, 1994. The total amount of securities transactions on which the Portfolio paid brokerage commissions dur-ing the period January 1, 1994 through December 31, 1994 was $38,593,338. The total amount of principal transactions of the Portfolio for such periods, for which no commission was incurred, was $95,896,610.

HOW TO PURCHASE SHARES

GENERAL--The minimum initial investment for each Portfolio is $1,000. This min-imum investment may be reduced pursuant to the Low Minimum Investment Plan. (See "Shareholder Services.") Subsequent purchases for all accounts must be in amounts of at least $100, except for reinvestment of dividends and capital gains distributions. The Fund reserves the right, in its sole discretion, to change at any time the initial or subsequent investment minimums, to withdraw the offering or to refuse any purchase in whole or part.

You may purchase or redeem shares of the Portfolios through an investment deal-er, bank or other institution having a sales agreement with TCC or by contacting the Fund's Custodian and Transfer Agent, Investors Fiduciary Trust Company ("IFTC"). However, any such purchase or redemption will not be effec-tive until the order or request is received by IFTC. Some investment dealers, banks or other institutions may charge for their services in purchasing or re-deeming shares of the Portfolios.

Purchases may be made by check, wire or, if a subsequent purchase, through the Automatic Investment Plan. All purchases made by check should be in U.S. dol-lars. Third-party checks, except those payable to an existing shareholder who is a natural person (as apposed to e.g. a corporation or partnership), credit cards and cash will not be accepted. Shares of the Fund are offered on a con-tinuous basis. The offering price per share will be the Net Asset Value per share next determined after the purchase order is received in proper form by IFTC. (See "Net Asset Value" for details on current Net Asset Value computation.)

PURCHASE BY MAIL--To make an initial purchase by mail, complete and sign the Account Application and mail it along with a check made payable to The Oberweis Funds to the following address:

The Oberweis Funds
c/o Investors Fiduciary Trust Company
P.O. Box 419042
Kansas City, MO 64141

Subsequent investments may be made by submitting to the same address a check along with either the stub from your Portfolio account confirmation or a note indicating the amount of the purchase, name of the Portfolio, your account num-ber, and the name(s) in which your account is registered.

PURCHASE BY WIRE--You may also purchase shares by instructing your financial institution to wire federal funds to the Fund's custodian bank. If you are opening a new account by wire transfer, you must first call IFTC at 1-800-245-7311 to request an account number and furnish the name(s) on the account registration, address, and social security number or taxpayer identification number. If you have an Account Application, you will be asked, if possible, to transmit it via facsimile machine to IFTC (at 1-816-435-3209), or mail it imme-diately. Otherwise, an Account Application will be mailed to you for you to complete, sign and return immediately to IFTC. Federal funds shall be wired in accordance with the following instructions:

Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, MO 64105
ABA #101003621

The name of the Portfolio in which you wish to invest

The Oberweis Funds' Account No. 7500742

Further Credit to: (Your shareholder account number and the name(s) in which your account is registered).

Subsequent investments may be made by wire by just contacting your financial institution with the wire instructions. There is no need to contact IFTC first.

Your financial institution may charge you a fee for sending the wire. Neither the Fund nor IFTC will be responsible for the consequences of delays, including delays in the bank or Federal Reserve wire systems.

HOW TO REDEEM SHARES

IN GENERAL--You may redeem shares of the Portfolios by mail, by telephone (as described below), or through your own investment dealer who is recorded for such account, if any (see "How to Purchase Shares," above). The redemption price per share is the Net Asset Value per share next determined after the re-demption becomes effective. (See "Net Asset Value.") Because of fluctuations in the value of each Portfolio, the Net Asset Value of shares redeemed may be more or less than your cost.

Checks for redemption proceeds are normally sent on the business day following the day the redemption request is received with all required documents in proper form for redemption amounts of $100,000 or less. Payment by check of re-demption proceeds in amounts greater than $100,000 is made within five business days after the redemption request is received. However, if you bought your shares by check, the Fund will delay sending you redemption proceeds until it has determined that your check has cleared, which may take up to 15 days from the purchase date. If a broker-dealer other than TCC is used to redeem shares, an additional fee for such services may be imposed by that broker-dealer.

Each Portfolio reserves the right to redeem the shares in a shareholder's ac-count if the total value of the shareholder's account falls below $1,000 as a result of a redemption, subject to allowing such shareholder 60 days to make additional investments before the redemption is processed. Although it is each Portfolio's policy to make payment of redemption proceeds in cash, if the Fund's trustees determine it to be appropriate, and subject to certain limita-tions, a Portfolio may redeem shares by a distribution in kind of securities held by the Portfolio. See the Statement of Additional Information under the heading "Redemption of Shares."

REDEMPTION BY MAIL--Shareholders may redeem shares by mailing a signed request for redemption that includes the account name and number and the number of shares or dollar amount to be redeemed, name of Portfolio, with signature(s) guaranteed (if required as set forth below), to The Oberweis Funds, c/o Invest-ors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141. The redemption request must be accompanied by share certificates, if any have been issued. In the case of joint ownership, all signatures are required on the re-demption request and on any endorsement of share certificates. Additional documents may be required for redemption of shares held by estates, trusts, guardianships, corporations, partnerships and other shareholders who are not individuals. It is recommended that all mailed share certificates be sent by registered or certified mail, re-turn receipt requested.

REDEMPTION BY TELEPHONE--All shareholders who have elected the telephone re-demption option on their account application may redeem their Portfolio shares by telephoning the Transfer Agent at 1-800-245-7311. Pursuant to the telephone redemption program, shareholders authorize the Transfer Agent to rely upon tel-ephone instructions from anyone to redeem the specified number of shares or dollar amount and to transfer the proceeds according to pre-designated instruc-tions.

Redemption proceeds will be mailed to the shareholder of record in the form of a check or transferred to the shareholder's designated bank using electronic funds transferred via the Automated Clearing House (ACH), or, at the sharehold-er's request, via wire transfer. Funds transferred via ACH will normally be transmitted on the business day following the telephone redemption request for redemption amounts of $100,000 or less. Transfers via ACH of redemption pro-ceeds in amounts greater than $100,000 will be transmitted within five business days following the telephone redemption request. There is no charge for trans-fers via ACH.

Funds transferred via wire transfer will normally be transmitted on the next business day following the request. There is a $6 fee for each wire redemption. Your bank may also charge additional fees for receiving a wire transfer. Checks issued by mail in response to a telephone redemption request can be issued only up to $50,000 to the registered owner(s) (who must be individuals) at the ad-dress of record which must have been on file for 60 days.

SIGNATURE GUARANTEES AND OTHER DOCUMENTATION--If redemption proceeds are $50,000 or less and are to be paid to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 60 days). All other redemption requests and changes in account application instructions must be guaranteed by a bank, broker/dealer, municipal securities broker/dealer, government securities broker/dealer, credit union, member firm of a national securities exchange, registered securities association or clearing agency, and/or savings associa-tion. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program (cur-rently known as "STAMP"). A redemption request for shares held by a corporation, trust, partnership, agent or fiduciary must be signed by an appro-priately authorized person and include additional documents of a customary nature to verify the authority of the person seeking redemption, such as a cer-tified by-law provision or resolution of the board of directors or trustees of the shareholder and/or a copy of the governing legal instrument. Any person re-quiring information on redemption procedures may call the Transfer Agent at 1-800-245-7311.

NET ASSET VALUE

Net Asset Value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of shares then outstanding. Each Portfolio's investments are valued based on market value or, where quotations are not readily available, on fair value as determined in good faith by the Board of Trustees. For further information re-garding the methods employed in valuing the Portfolios' investments, see the Statement of Additional Information under the heading "Determination of Net As-set Value."

If an order is received by the Transfer Agent or TCC by the close of trading on the New York Stock Exchange on a given day (currently 3:00 p.m., Central Time), or by an investment dealer, bank or other institution having a sales agreement with TCC by the close of trading on the New York Stock Exchange and that order is then received by TCC on that same day from the investment dealer, bank, or financial institution by the end of TCC's business day, Portfolio shares will be purchased at the next computed Net Asset Value. The Net Asset Value of the shares of each Portfolio is computed once daily, as of the later of the close of the New York Stock Exchange or the Chicago Board Options Exchange, on each day the New York Stock Exchange is open for trading (except the Net Asset Value for the Micro-Cap Portfolio was computed on January 1, 1996, the New Year's Day Holiday, which was the first day shares of the Portfolio were offered to the public). For purposes of computing the Net Asset Value, all securities in a Portfolio other than options are priced as of the close of trading on the New York Stock Exchange. The options in the Portfolios are priced as of the close of trading on the Chicago Board Options Exchange.

SHAREHOLDER SERVICES
GENERAL INFORMATION--In addition to the purchase and redemption services de-scribed above, the Fund offers its shareholders the special accounts and services described below. Ap-plications and information about any shareholder services may be obtained by calling 1-800-245-7311.

When a shareholder makes an initial investment in a Portfolio, a shareholder account is opened in accordance with the Portfolio's Account Application in-structions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder's account will be forwarded to the shareholder.

The Portfolios will generally not issue certificates for their shares, except that certificates for full share amounts only will be issued upon a sharehold-er's written request to the Transfer Agent. In all events fractional shares will be carried on the books of a Portfolio without the issuance of certifi-cates. The investor will be the record owner of all shares in his account with full shareholder rights, irrespective of whether share certificates are issued to him. Certain of the functions performed by the Fund in connection with the operation of the accounts described above will be performed by the Fund's Transfer Agent. (See "The Custodian and Transfer Agent.")

LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN--By completing the Automatic Investment Plan section of the Account Application, you may make subsequent investments by authorizing the Fund and its Custodian to debit your bank account to buy additional shares of the Portfolios. The minimum initial investment in each Portfolio is $1,000. However, the Low Minimum Initial In-vestment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for at least a one-year pe-riod. Automatic Investments can occur either monthly or quarterly, on or about the 5th or the 20th of the month, in pre-designated amounts of $100 or more. Funds will be transferred from your designated bank, using electronic funds transferred via ACH. Initial investments may not be made by the Automatic In-vestment Plan. The Plan is subject to the approval of the shareholder's bank. You can stop investing through the Automatic Investment Plan by sending written notice to the Fund's Custodian and Transfer Agent. The notice must be received at least 5 business days prior to the date of your next scheduled automatic purchase. The Plan is automatically terminated whenever a check is returned unhonored by the shareholder's bank. The shareholder is responsible for any charges incurred as a result of an unhonored transaction. If a shareholder can-cels the Low Minimum Initial Investment Plan before a one-year period, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,000. The Fund reserves the right to terminate or modify the Automatic Investment Plan at any time. See the Account Application for additional details. The Fund anticipates ceasing sales of the Micro-Cap Portfolio when that Portfolio reaches $50 million in net assets, and as a result, the ability of shareholders to make investments in the Micro-Cap Portfolio through the Automatic Investment Plan would terminate at that time.

SYSTEMATIC WITHDRAWAL ACCOUNT--A shareholder who owns a Portfolio's shares with a current Net Asset Value of at least $10,000 may establish a Systematic With-drawal Account from which a fixed sum will be paid to him or a pre-designated third party at regular intervals. A Systematic Withdrawal Account may not be established for a shareholder who owns Portfolio shares for which certificates are outstanding until all share certificates have been surrendered. See the Ac-count Application for additional details.

INDIVIDUAL RETIREMENT ACCOUNTS--A Portfolio's shares may be purchased as in-vestments in Individual Retirement Accounts ("IRAs") and other retirement plans. Investment in a Portfolio's shares is subject to the conditions of the IRA and/or other retirement plan agreements. Investors should contact their IRA custodians to determine the eligibility of the Portfolio's shares as IRA or re-tirement plan investments. Individuals wishing to establish IRAs with the Fund's Custodian Bank may do so and purchase shares of a Portfolio with their IRA funds. Further details, including fees and charges imposed by the Custodi-an, are set forth in the IRA information material (account agreement, application, and disclosure statement) which is available from the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

The Portfolios may earn income from dividends and interest on their investments and may also realize capital gains from the sale of their assets. Each Portfo-lio's policy is to distribute annually within ninety (90) days following the close of each fiscal year substantially all its net investment income and any net realized taxable capital gains resulting from sales of the Portfolio's as-sets during the year. Dividends and capital gains distributions are automatically reinvested in additional shares of the Portfolio, unless the shareholder elects to receive them in cash. A cash elec tion remains in effect until the shareholder notifies the Transfer Agent in writing to discontinue such election.

Each Portfolio has elected to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and thereby maintain exemption from Federal income tax to the extent it distributes its earnings. Except for those shareholders exempt from Federal income taxes, dividends and capital gain dis-tributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Portfolio. Shareholders will be notified annually as to the Federal income tax status of dividends and capital gains distribu-tions. Such dividends and distributions may also be subject to state and local taxes. Long-term capital gain distributions are taxable as long-term capital gain regardless of how long the shareholder has held shares of the Portfolio. Long-term capital gain distributions are currently taxed at a maximum rate of 28% for individual shareholders. Dividends representing net investment income and net realized short-term capital gains are taxed as ordinary income at rates up to a maximum marginal rate of 39.6% for individuals. Dividends and distribu-tions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which declared.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a re-turn of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of in-vestment, though taxable as stated above.

Federal law requires each Portfolio to withhold 31% of dividends and/or redemp-tion proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct tax-payer identification number (in the case of individuals, a social security number) or has not certified that back-up withholding does not apply. Amounts withheld are applied to the shareholder's Federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold the ap-plicable tax treaty rate from dividends that are paid to certain nonresident alien, foreign partnership and foreign corporation shareholder accounts.

Shareholders are advised to consult their own tax advisers as to the tax conse-quences of owning shares of each Portfolio with respect to their respective circumstances.

THE CUSTODIAN AND TRANSFER AGENT

All securities and cash of the Portfolios are held by the Fund's custodian, In-vestors Fiduciary Trust Company, Kansas City, Missouri (the "Custodian"), and sub-custodians selected by the Custodian and approved by the Trustees. The Cus-todian is also the Fund's transfer agent (the "Transfer Agent"), which acts as a shareholder servicing, dividend disbursing and redemption agent for the Fund.

GENERAL INFORMATION

The Fund is a diversified, open-end management investment company, organized as a business trust under the laws of Massachusetts on July 7, 1986. Pursuant to the Fund's Agreement and Declaration of Trust ("Trust Agreement"), the Fund may issue an unlimited number of shares of beneficial interest in one or more se-ries of "Portfolios," all having no par value. Shares of each Portfolio have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and non-assess-able by the Fund when issued, are transferable without restriction and have no preemptive or conversion rights. As a Massachusetts business trust, the Fund is not required to hold annual shareholders' meetings. It will, however, hold spe-cial meetings as required or deemed desirable for such purposes as the election of or removal of trustees, changing fundamental policies or approving an in-vestment advisory contract. Special meetings of shareholders for actions requiring shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares of the Fund or as may be required by applicable law.

Shareholders will vote in the aggregate, except when voting by individual Port-folio is required under the Investment Company Act of 1940 or when the Board of Trustees determines that voting by series is appropriate.

The Trust Agreement and the By-Laws of the Fund are designed to make the Fund similar in many respects to a corporation. However, under Massachu-setts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust, which is not the case in a corporation. The Trust Agreement provides that shareholders shall not be subject to any personal liability to any person extending credit to, con-tracting with or having any claims against the Fund and that every written agreement, obligation, instrument or undertaking made by the Fund shall contain a provision that the same is not binding upon the shareholders personally. Moreover, the Trust Agreement provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund, and the Fund will be covered by insurance which the Trustees believe to be adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder lia-bility is considered remote.

All inquiries regarding shareholder accounts may be directed to The Oberweis Funds, c/o Investors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141 or (800) 245-7311. All other inquiries regarding the Fund and/or either of the Portfolios should be directed to the Fund at One Constitution Drive, Aurora, Illinois 60506 or (800) 323-6166.

--------------------------------------------------------------------------------
            LOGO
                 THE

                 OBERWEIS

                 FUNDS
                                   PROSPECTUS

-------------------------------------

               Preliminary Prospectus dated October 18, 1995

INVESTMENT ADVISER/MANAGER
Oberweis Asset Management, Inc.
One Constitution Drive
Aurora, Illinois 60506
1-800-323-6166

DISTRIBUTOR
The Chicago Corporation
208 South LaSalle Street
Chicago, Illinois 60604

CUSTODIAN AND TRANSFER AGENT
Investors Fiduciary Trust Company

1-800-245-7311

COUNSEL
Vedder, Price, Kaufman & Kammholz

INDEPENDENT AUDITORS
Ernst & Young LLP

For more information about this Fund

or either of its Portfolios, simply call

our toll-free number: _______________________________________1-800-323-6166

Please read the prospectus carefully before investing or sending money.

LOGO

                             SUBJECT TO COMPLETION
                Preliminary Statement Of Additional Information
                             Dated October 18, 1995



STATEMENT OF ADDITIONAL INFORMATION

THE OBERWEIS FUNDS
ONE CONSTITUTION DRIVE
AURORA, ILLINOIS   60506
(800) 323-6166

___________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated _________________. A copy of the Fund's Prospectus may be obtained by writing or calling the above address or phone number.

____________________________________

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.


TABLE OF CONTENTS


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................   2

MANAGEMENT OF THE FUND.....................................................   5

OBERWEIS ASSET MANAGEMENT, INC. ...........................................   7

DISTRIBUTION PLAN AND AGREEMENT............................................   8

EXPENSES BORNE BY THE PORTFOLIOS...........................................   9

PORTFOLIO TRANSACTIONS.....................................................  10

SHAREHOLDER VOTING RIGHTS..................................................  12

REDEMPTION OF SHARES.......................................................  12

SHAREHOLDER SERVICES.......................................................  13

DETERMINATION OF NET ASSET VALUE...........................................  13

TAXES......................................................................  13

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN.................................  14

ADDITIONAL INFORMATION.....................................................  14

INDEPENDENT AUDITORS' REPORT
FINANCIAL STATEMENTS

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The following information supplements the discussion of each Portfolio's investment objective and policies in the Fund's Prospectus under the heading "Investment Objective, Policies and Risks."

Investment Objective
--------------------

The investment objective of each Portfolio is to maximize capital appreciation. Each Portfolio intends to achieve its objective through investing primarily in common stocks of companies, which in the opinion of its investment adviser have a potential for above-average long-term growth in market value. The investment objective of each Portfolio is fundamental and, like all fundamental policies of a Portfolio, cannot be changed without the affirmative vote of a majority of the outstanding voting securities of that Portfolio. As used in this Statement of Additional Information and in the Fund's Prospectus, "a majority of the outstanding voting securities" of the Portfolio means the lesser of (1) the holders of more than 50% of the outstanding shares of the Portfolio, or (2) the holders of more than 67% of the shares of the Portfolio present if more than 50% of the outstanding shares of the Portfolio are present at a meeting in person or by proxy.

Investment Restrictions
-----------------------

The policies set forth below are fundamental policies of each Portfolio and may not be changed without approval of a majority of that Portfolio's outstanding shares. A Portfolio individually may not:

     1. purchase more than 10% of any class of securities of any one issuer other than the United States government and its instrumentalities;

     2. invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer (other than the United States government and its instrumentalities);

     3. invest more than 5% of its total assets in securities that are not readily marketable and securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors;

     4. invest more than 5% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     5. invest more than 5% of its total assets in warrants, and of this amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange;

     6. purchase or retain the securities of any issuer if (i) one or more officers or directors of the Fund or the investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities;

     7. purchase, sell or invest in the securities of other investment companies;

     8. purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs;

     9.  purchase, sell or invest in commodities or commodity contracts;

     10. purchase, sell or invest in real estate or interests in real estate, except that the Portfolio may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio's total assets;

     11.  issue senior securities;

     12. invest in companies for the purpose of exercising control or management;

     13. concentrate its investments in any one industry, except that the Portfolio may invest up to 25% of its total assets in any one industry;

     14. purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     15. make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Portfolio owns an equal amount of securities of the same issue or owns securities which, without payment by the Portfolio of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue;

     16. participate on a joint or joint and several basis in any trading account in any securities;

     17. lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed;

     18. lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Portfolio consisting of cash or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the loaned securities, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets;

     19. borrow money except from banks as a temporary measure for extraordinary or emergency purposes or as necessary for the clearance of purchases and sales of securities, provided that the aggregate amount of such borrowing shall not exceed 5% of the value of its total assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 5% of its total assets taken at cost to secure such borrowing;

     20. engage in the business of underwriting the securities of other issuers; or

     21. invest in puts, calls, straddles or any combination thereof, except that the Portfolio may write covered call options on its Portfolio securities, the aggregate market value of which is limited to 50% of the Portfolio's net assets, and the Portfolio may invest up to 5% of its assets in the purchase of put and call options including options on stock indices.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of such restriction.

Other Restrictions
------------------

Other investment restrictions are set forth in the Fund's Prospectus and elsewhere in this Statement of Additional Information. In addition, each Portfolio will not invest more than 10% of its total assets in "restricted securities" (meaning securities the resale of which is legally or contractually restricted, including repurchase agreements with maturities of seven days or more and securities that are not readily marketable).

Repurchase Agreements
---------------------

Each Portfolio may enter into so-called "repurchase agreements," whereby it purchases a security and the seller (a qualified bank or securities dealer) simultaneously commits to repurchase that security at a certain date at an agreed upon price, plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the security. In these transactions, the securities purchased by the Portfolio have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Certain costs may be incurred by a Portfolio in connection with the sale of the securities purchased by it if the seller does not repurchase them in accordance with the repurchase agreement. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements and will monitor the value of the underlying securities to ensure that additional securities are deposited by the seller if the value of the securities purchased decreases below the resale price at any time. Under the Investment Company Act of 1940, repurchase agreements may be considered loans by the Portfolio. Each Portfolio is subject to restrictions on entering into repurchase agreements in excess of 25% of the total assets and on investing more than 10% of its total assets in restricted securities, which includes repurchase agreements with maturities of seven days or more.

Purchasing Put and Call Options
-------------------------------

Each Portfolio will commit no more than 5% of its assets to premiums when purchasing put and call options. The Portfolios may enter into closing transactions, exercise their options or permit them to expire.

The Portfolios may purchase put options on an underlying security owned by them. As the holder of a put option, a Portfolio would have the right to sell the underlying security at the exercise price at any time during the term of the option. While a Portfolio will not purchase options for leverage purposes, it may purchase put options for defensive purposes in order to protect against an anticipated decline (usually short-term) in the value of its securities. Such hedge protection is provided only during the life of the put option and only when the Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any additional decline in the security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Portfolio deems it desirable to continue to hold the security. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

Except as discussed below with respect to options on stock indices, each Portfolio has no current intention of purchasing put options at a time when the Portfolio does not own the underlying security; however, it reserves the right to do so. By purchasing put options on a security it does not own, the Portfolio would seek to benefit from a decline in the market price of the underlying security. If such a put option is not sold when it has remaining value, and if the market of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Portfolio would lose its entire investment in the put option (i.e., the entire premium paid by the Portfolio). In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Portfolios may also repurchase call options previously written on underlying securities they already own in order to preserve unrealized gains.

The Portfolios may also purchase call and put options on stock indices ("stock index options") for the purpose, in part, of partially hedging against the risk of unfavorable price movements adversely affecting a Portfolio's securities or securities the Portfolio intends to buy and may sell stock index options in related closing transactions.

The principal uses of stock index options would be to provide a partial hedge for a portion of the Portfolios' investment securities, and to offer a cash management tool. Purchasing stock index options could provide an efficient way to implement a partial decrease in portfolio market exposure in response to changing market conditions. Although techniques other than the purchase of options could be used to hedge the Portfolios' investments, the Portfolios may be able to hedge their exposure more effectively, and perhaps at a lower cost, through the use of stock index options.

The Portfolios propose to invest only in stock index options for which the underlying index is a broad market index such as the Standard & Poor's Index, the Major Market Index, or the Russell 2000 Index. The Portfolios would propose to purchase broad stock index options only if they are listed on a national securities exchange and traded, in the opinion of the Fund's investment adviser, with some significant volume.

The Portfolios will not enter into a stock index option if, as a result thereof, more than five percent (5%) of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to options, whether options on individual securities or options on stock indices.

There are several risks in connection with the Portfolios' use of stock index options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the stock index options and movements in the prices of securities held by the Portfolios. Successful use of stock index options by the Portfolios for hedging purposes is also subject to the Fund's adviser's ability to correctly predict movements in the direction of the market. In addition, due to market distortions, the price movements of the stock index options might not correlate perfectly with price movements in the underlying stock index. Increased participation by speculators in the options market might also cause temporary price distortions.

The ability to establish and close out positions on options will be subject to the liquidity of the index options market. Absence of a liquid market on an exchange may be due to: (i) insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as severe stock market fluctuations, interrupting normal exchange operations; (v) inadequacy of an exchange's or a clearing corporation's facilities to handle increased trading volume; or (vi) discontinuance of the trading of options (or a particular class or series of options) by an exchange, for economic or other reasons. Higher than anticipated trading activity or other unforeseen events also could cause an exchange or clearing corporation to institute special procedures which may interfere with the timely execution of customers' orders.

Stock index options may be closed out only on an exchange which provides a market for such options. For example, OEX stock index options currently can be purchased or sold only on the CBOE. Although the Portfolios intend to purchase or sell stock index options only on exchanges where there appear to be active markets, there is no assurance that a liquid market will exist for any particular options contract at any particular time. In such event, it might not be possible to close a stock index option position.

Lending of Securities
---------------------

The Portfolios may lend their investment securities in an amount up to 30% of its total assets to qualified institutional investors who need to borrow securities in order to complete certain transactions. By lending its investments securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan or its collateral (which may include the Portfolio investing any cash collateral in interest-bearing short-term investments), any dividends and distributions paid on the loaned securities and any increase in their market value.

Arbitrage
---------

The Portfolios have no current intention to engage in arbitrage (meaning the simultaneous purchase and sale of the same security in different markets but not on the purchase of call and put options on stock indices).

                             MANAGEMENT OF THE FUND

All of the Fund officers and two of its Trustees are employees and/or officers of Oberweis Asset Management, Inc. ("OAM"), the Fund's investment adviser, manager and shareholder service agent, and/or The Chicago Corporation ("TCC"), the Fund's distributor.

James D. Oberweis, a Trustee and President of the Fund, is the President and a Director of OAM, and with his wife, Elaine M. Oberweis, and his children, is the controlling shareholder of OAM. Mr. Oberweis is also a Senior Vice President of TCC. Peter H. Wendell, a Trustee of the Fund, is an Executive Vice President and a Director of TCC.

The Trustees and officers of the Fund and their principal occupations during the past five (5) years are:

THOMAS J. BURKE, Trustee **

143 South Lincoln Avenue, Aurora, Illinois 60505; medical physician and President - Burke Medical Associates, 1968 to present.

DOUGLAS P. HOFFMEYER, Trustee **

620 Stetson, St. Charles, Illinois 60174; Vice President-Finance - Teltrend, Inc. (manufacturer of telecommunications equipment), October, 1986 to present.

JAMES D. OBERWEIS, Trustee and President *

One Constitution Drive, Aurora, Illinois 60506; President and Director - Oberweis Asset Management, Inc., September, 1994 to present; Senior Vice President - The Chicago Corporation, October, 1994 to present; Senior Vice President - Alpha Source Asset Management, Inc., February, 1990 to October, 1994; Director of Fund Investments - Hamilton Investments, Inc., December, 1988 to October, 1994; President of the Fund, 1986 to present; Chairman of the Board of Oberweis Dairy, Inc.

EDWARD F. STREIT, Trustee **

2000 West Galena, Aurora, Illinois 60506; licensed attorney in private practice, 1962 - present.

PETER H. WENDELL, Trustee*

208 South LaSalle Street, Chicago, Illinois 60604; Executive Vice President and Director - The Chicago Corporation, January 1988 to present.

PATRICK B. JOYCE, Executive Vice President and Treasurer

One Constitution Drive, Aurora, Illinois 60506; Executive Vice President, Secretary and Director - Oberweis Asset Management, Inc., September, 1994 to present; Administrator - The Chicago Corporation, October, 1994 to present; Vice President - Carr Asset Management, Inc./Indosuez Carr Futures, Inc., August, 1993 to September, 1994; Vice President of Operations and Assistant Treasurer - Selected Financial Services, Inc., September, 1989 to August, 1993.

MARTIN L. YOKOSAWA, Vice President

One Constitution Drive, Aurora, Illinois 60506; Vice President - The Chicago Corporation - October, 1994 to present; Vice President - Oberweis Asset Management, Inc., September, 1994 to present; Registered Representative - Hamilton Investments, Inc., November, 1988 to October, 1994.

JAMES M. ROBERTS, Vice President

One Constitution Drive, Aurora, Illinois 60506; Vice President - The Chicago Corporation, October, 1994 to present; Vice President - Oberweis Asset Management, Inc., September, 1995 to present; Registered Representative - Hamilton Investments, Inc., January, 1990 to October, 1994.

ANITA I. MRAZ, Secretary

One Constitution Drive, Aurora, Illinois 60506; Administrative Assistant - The Chicago Corporation, October, 1994 to present; Administrative Assistant - Alpha Source Asset Management, Inc., April, 1991 to October, 1994; Manager - Glenn's Steak House, January, 1990 to April, 1991.

MARY JANE MURPHY, Assistant Secretary

One Constitution Drive, Aurora, Illinois 60506; Fund Administrator - Oberweis Asset Management, Inc., October 1994 to Present; Fund Administrator - Alpha Source Asset Management, Inc., November, 1990 to October, 1994.

__________________

* "Interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
**   Member of audit committee and nominating committee.

NOTE: In some cases a trustee or officer may have held different positions during the last five years with the employer or employers listed.

The Fund pays each Trustee of the Fund who is not also affiliated with OAM and/or TCC for such services an annual fee of $1,000, plus $500 for each day or part of a day in attendance at a meeting of the Board of Trustees or one of its Committees.

The Fund reimburses travel and other expenses incurred by its non-interested Trustees for each such meeting attended. Trustees and officers of the Fund who are affiliated with OAM and/or TCC and officers of the Fund will receive no compensation or reimbursement from the Fund for acting in those capacities. However, Trustees and officers of the Fund who are affiliated with OAM and/or TCC may directly or indirectly benefit from fees or other remuneration received from the Fund by OAM and/or TCC. Regular meetings of the Board of Trustees are held quarterly and the audit committee usually holds two regular meetings during each year.

The following table sets forth the compensation received by all trustees of the Fund for the fiscal year ended December 31, 1994.

                                               PENSION OR
                                               RETIREMENT    ESTIMATED
                                                BENEFITS       ANNUAL
                               AGGREGATE       ACCRUED AS     BENEFITS
                              COMPENSATION       PART OF        UPON          TOTAL
       TRUSTEE               FROM THE FUND   FUND EXPENSES   RETIREMENT    COMPENSATION
       -------               -------------   -------------   -----------   ------------
Robert A. Ebersole(1)..          $    0              0            0           $    0

Thomas J. Burke........           3,500              0            0            3,500

Douglas P. Hoffmeyer...           3,000              0            0            3,000

James D. Oberweis......               0              0            0                0

Edward F. Streit.......           3,500              0            0            3,500

Laurence B. Siegel(1)..           1,750              0            0            1,750

Peter H. Wendell(2)....               0              0            0                0

-------------------
(1)  Served on the Board through September 1994.

(2)  Elected to serve on the Board in January 1995.

As of September 30, 1995, the officers and Trustees of the Fund as a group owned of record or beneficially 1.1% of the outstanding shares of the Emerging Growth Portfolio.

                        OBERWEIS ASSET MANAGEMENT, INC.

The Fund's investment adviser, since October 1, 1994, is Oberweis Asset Management, Inc. ("OAM"), an investment adviser based in Aurora, Illinois. For additional details concerning OAM, see the Fund's Prospectus under the heading "Management of the Portfolios." Pursuant to a written contract between the Fund and OAM (the "Investment Advisory Agreement"), OAM is responsible for managing the investment and reinvestment of each Portfolio's assets, determining in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, providing the Fund with records concerning OAM's activities which the Fund is required to maintain under applicable law, and rendering regular reports to the Fund's Trustees and officers concerning Portfolio responsibilities. OAM's investment advisory services to the Fund are all subject to the control of the Trustees, and must be in compliance with the investment objective, policies and restrictions set forth in the Fund's Prospectus and this Statement of Additional Information and with applicable laws and regulations. In addition, OAM is authorized to select broker-dealers, including TCC, that may execute purchases and sales of the securities for the Portfolios. (See "Portfolio Transactions.")

The investment adviser is obligated to pay the salaries and fees of any officers of the Fund as well as the Trustees of the Fund who are interested persons (as defined in the Investment Company Act of 1940) of the Fund, who are employed full time by the investment adviser to perform services for the Portfolio under the Investment Advisory Agreement.

As compensation for its investment advisory services, the investment adviser receives from the Emerging Growth Portfolio at the end of each month a fee at an annual rate equal to .45% of the first $50 million of the average daily net assets of the Portfolio and .40% of the average daily net assets of the Portfolio in excess of $50 million, and from the Micro-Cap Portfolio at the end of each month a fee at the annual rate of .60% of the average daily net assets of the Portfolio.

For the year ended December 31, 1994, the advisory fees incurred by the Emerging Growth Portfolio and payable to Alpha Source were $297,924 for the period January 1, 1994 through September 30, 1994, and advisory fees incurred and payable to OAM were $96,759 for the period October 1, 1994 through December 31, 1994. For the year ended December 31, 1993, the advisory fees incurred by the Emerging Growth Portfolio and paid to Alpha Source were $381,178. However, pursuant to the expense limitation provisions of the Investment Advisory Agreement, Alpha Source was required to rebate $10,228 to the Portfolio. (See also "Expenses Borne by the Fund.") For the year ended December 31, 1992, the advisory fees incurred by the Emerging Growth Portfolio and payable to Hamilton Investments (the Fund's investment adviser through April 30, 1992) were $44,113 and those payable to Alpha Source were $115,208. Pursuant to the expense limitations of the Investment Advisory Agreement, Hamilton Investments and Alpha Source were required to rebate $96,497 and $50,661, respectively, to the Emerging Growth Portfolio.

OAM also provides the Fund with non-investment advisory, management and administrative services pursuant to a written contract (the "Management Agreement"). OAM is responsible under the Management Agreement for providing the Fund with those management and administrative services which are reasonably necessary for conducting the business affairs of the Fund, with the exception of investment advisory services, and distribution of each Portfolio's shares and shareholder services, which are subject to the Fund's Rule 12b-1 Plan. (See "Rule 12b-1 Plan and Related Distribution and Shareholder Service Agreements.") In addition, OAM provides the Fund with office space and basic facilities for management of the Fund's affairs, and bookkeeping, accounting, record keeping and data processing facilities and services. OAM is responsible for preparing and updating the Fund's SEC and state registration statement and filings, tax reports to shareholders and similar documents. OAM pays the compensation of all officers and personnel of the Fund for their services to the Fund as well as the Trustees of the Fund who are interested persons of the Fund. OAM also provides information and certain administrative services to shareholders of each Portfolio. These services include, among other things, transmitting redemption requests to the Fund's Transfer Agent and transmitting the proceeds of redemption of shares of the Fund pursuant to a shareholder's instructions when such redemption is effected through OAM; providing telephone and written communications with respect to its shareholders' account inquiries; assisting its shareholders in altering privileges and ownership of their accounts; and serving as a source of information for its existing shareholders in answering questions concerning the Fund and their transactions with the Fund.

For its services under the Management Agreement, OAM is paid by the Portfolios on a monthly basis an annual management fee equal to .40% of the average daily net assets of each Portfolio. OAM will bear all expenses in connection with the performance of its services to the Fund and each of the Portfolios under the Management Agreement. The Fund is responsible for all other expenses. See the Fund's Prospectus under the heading "Expenses of the Fund." However, the Management Agreement provides that OAM is obligated to reimburse the Portfolios for 100% of the amount by which the Portfolio's ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed either (i) the most restrictive expense limitation applicable to the Portfolio imposed by the securities laws or regulations thereunder of any state in which the Portfolio's shares are qualified for sale, as such limitations may be raised or lowered from time to time, or (ii) the following amounts expressed as a percentage of the Portfolio's average daily net assets:

     2.0% of the first $25,000,000; plus
     1.8% of the next $25,000,000; plus
     1.6% of average daily net assets in excess of $50,000,000.

Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions and extraordinary items such as litigation costs. There is no state expense limitation applicable to the Portfolios which is currently more restrictive than that set forth above. Any such reimbursement is computed and accrued on a daily and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. As of the end of the Fund's fiscal year, the aggregate amounts of reimbursement, if any, by the Manager to a Portfolio in excess of the amount necessary to limit the operating expenses on an annual basis to said expense limitation shall be refunded to the Manager. In no event will the Manager be required to reimburse a Portfolio in an amount exceeding its management and investment advisory fees, except to the extent required by applicable law. For the period January 1, 1994 through September 30, 1994, the management fees incurred by the Emerging Growth Portfolio and paid to Hamilton Investments were $279,225. For the periods October 1, 1994 through December 31, 1994, the management fees incurred by the Emerging Growth Portfolio and paid to OAM were $90,458. Neither Hamilton Investments nor OAM was required to reimburse the Emerging Growth Portfolio pursuant to the expense limitation for the year ended December 31, 1994. (See also "Expenses Borne by the Fund.") For the years ended December 31, 1993 and 1992, management fees incurred by the Emerging Growth Portfolio and paid to Hamilton Investments were $356,178 and $141,760, respectively, and pursuant to the expense limitation provisions of the then existing management agreement, Hamilton Investments was required to rebate to the Portfolio $10,228 and $73,579, respectively, of such amounts.

                        DISTRIBUTION PLAN AND AGREEMENT

As discussed in the Fund's Prospectus under the heading "Distribution of Shares," the Fund has adopted a Plan of Distribution (the "Distribution Plan") and a Distribution and Shareholder Service Agreement (the "Distribution Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940

(collectively the "Plan and Agreement") under which the Fund compensates TCC in connection with the distribution of each Portfolio's shares. Reference should be made to the Prospectus for details not provided below. TCC will act as the primary distributor of each Portfolio's shares and as the primary shareholder servicing agent for each Portfolio. The Fund pays TCC a monthly distribution and shareholder servicing fee at an annual rate of .25% of each Portfolio's average daily net assets and may also reimburse certain out of pocket costs incurred by TCC for the Fund.

Pursuant to the Plan and Agreement, TCC has agreed, directly or through other firms, to advertise and promote the Fund and provide information and services to existing and potential shareholders. These services include, among other things, processing new shareholder account applications; converting funds into or advancing federal funds for the purchase of shares of the Fund as well as transmitting purchase orders to the Fund's Transfer Agent; transmitting redemption requests to the Fund's Transfer Agent and transmitting the proceeds of redemption of shares of the Fund pursuant to a shareholder's instructions; providing telephone and written communications with respect to shareholder account inquiries and serving as the primary source of information for existing and potential shareholders in answering questions concerning the Fund and their transactions with the Fund; and providing literature distribution, advertising and promotion as is necessary or appropriate for providing information and services to existing and potential shareholders.

TCC will be reimbursed by the Fund for certain out-of-pocket costs, if any, of providing certain services contemplated by the Distribution Agreement, which include the costs of postage, data entry, modification and printout, stationery, tax forms, and all other external forms or printed material that may be required for performance by TCC of the services contemplated in the Distribution Agreement. TCC proposes to compensate its account executives annually for servicing and administering a shareholder's account.

The Plan and Agreement provides that TCC may appoint various broker-dealer firms to assist in providing distribution services for the Fund, including literature distribution, advertising and promotion, and may appoint broker-dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Fund under related service agreements. To provide these services, these firms will furnish, among other things, office space and equipment, telephone facilities, and personnel as is necessary or beneficial for providing information and services related to the distribution of the Portfolios' shares to TCC in servicing accounts of such firms' clients who own shares of the Fund.

The Glass-Steagall Act generally prohibits federally chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in TCC's opinion it should not prohibit banks from being paid for shareholder servicing and record-keeping. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or a fund were prevented from continuing these arrangements, it is expected that other arrangements would be made for these services and that shareholders would not suffer adverse financial consequences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

The Plan provides that the Fund's asset-based sales charges (as defined in the NASD's Rules of Fair Practice) shall not exceed those permitted by Article III,
Section 26 of the NASD's Rules of Fair Practice. Further, as permitted by the NASD's Rules, the Emerging Growth Portfolio has elected to calculate its permissible amount of asset-based sales charges on new gross sales of the Portfolio since the Portfolio's inception.

The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan and Agreement will benefit the Portfolios and their shareholders. If the sizes of the Portfolios are increased rapidly, fixed expenses will be reduced as a percentage of each shareholder's investment. The 12b-1 expenses will also provide TCC and others an incentive to promote the Portfolios and to offer individual shareholders prompt and efficient services.

As required by Rule 12b-1, the Plan, as amended, and Agreement was approved by the Board of Trustees, including a majority of Trustees who are not interested persons, as defined in the Investment Company Act of 1940, of the Fund, who are not parties to the Distribution Agreement or Shareholder Service Agreement and who have no direct or indirect financial interest in the operation of the Plan.

Unless terminated earlier as described below, the Plan and Agreement will continue in effect from year to year if approved annually by the Board of Trustees of the Fund, including a majority of the Trustees who are not parties to the Plan and Agreement (or have a direct or indirect financial interest in the operation thereof) and who are not interested persons of the Fund. The Plan may be terminated with respect to the Fund or a Portfolio at any time by (1) a vote of a majority of the Trustees who are not interested persons of the Fund, who are not parties to the Distribution Agreement and who have no direct or indirect financial interest therein, or (2) by the vote of a majority of shareholders of that Portfolio. The Distribution Agreement may be terminated similarly without penalty upon 60 days written notice by either party and will automatically terminate if assigned, as defined in the 1940 Act.

For the period January 1, 1994 through September 30, 1994 (the day the Fund ceased 12b-1 payments to Hamilton Investments), total 12b-1 fees paid by the Emerging Growth Portfolio to Hamilton Investments were $349,031. For the period October 1, 1994 through December 31, 1994, total 12b-1 fees paid by the Portfolio to TCC and OAM were $78,609 and $34,464, respectively. During that time period, TCC was appointed by the Fund to act as the principal distributor of the Emerging Growth Portfolio's shares pursuant to a Distribution Agreement dated October 1, 1994 between the Fund and TCC and OAM was appointed by the Fund to act as the Emerging Growth Portfolio's primary shareholder service agent pursuant to a Shareholder Service Agreement dated October 1, 1994 between the Fund and OAM. During that period, the Fund was authorized to pay an annual fee not to exceed .50% the Emerging Growth Portfolio's average daily net assets for distribution and shareholder services provided to the Portfolio and from the total 12b-1 fees, TCC was paid fees for distribution services at an annual rate of .35% of the Portfolio's average daily net assets and OAM was paid fees for shareholder services at an annual rate of .15% of the Portfolio's average daily net assets.

For the 12 month period ended December 31, 1994, the Emerging Growth Portfolio paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $27,120 in sales promotion and literature expenses, $247,389 in service fees paid to brokers, $90,476 in salary expenses and employment services, $12,132 in telephone expenses, $41,280 in professional fees, and $529 in miscellaneous operating expenses. There was no reimbursement of out-of-pocket expenses for such period.

                       EXPENSES BORNE BY THE PORTFOLIOS

Other than those expenses payable by OAM and/or TCC, the Portfolios will pay all of their expenses, including the following:

          (a) Federal, state and local or other governmental agency taxes or fees levied against the Fund.

          (b) Costs, including the interest expense, of borrowing money.

          (c) Brokerage fees and commissions and other transaction costs in connection with the purchase or sale of portfolio securities for the Portfolios.

          (d) Fees and expenses of the Trustees other than those who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund.

          (e) Expenses incident to holding meetings of the Fund's Shareholders, including proxy solicitations of the Fund or its Board of Trustees therefor, and meetings of the Board of Trustees and committees of the Board of Trustees.

          (f) Fees and expenses in connection with legal services rendered to the Fund, the Board of Trustees of the Fund and duly appointed committees of the Board of Trustees of the Fund, including fees and expenses of special counsel to those Trustees who are not interested persons of the Fund, and litigation.

          (g) Audit and accounting expenses of the independent auditors.

          (h) Custodian and transfer and dividend paying agent fees and expenses and shareholder service expenses.

          (i) Fees and expenses related to registering, qualifying and maintaining registration and qualification of the Fund and its Shares for distribution under federal, state and other laws.

          (j) Fees and expenses incident to the preparation and filing of reports with regulatory agencies.

          (k) Expenses of preparing, printing (including typesetting) and mailing prospectuses, shareholder reports, proxy materials and notices to shareholders of the Fund.

          (l) Premiums for trustee's and officer's liability insurance and insurance carried by the Fund pursuant to the requirements of Section 17(g) of the Investment Company Act of 1940, or otherwise required by law or deemed desirable by the Board of Trustees.

          (m) Fees and expenses incurred in connection with any investment company organization or trade association of which the Fund may be a member.

          (n) Costs and expenses incurred for promotion or advertising of the Fund's Shares, but only pursuant to a Plan duly adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 and to the extent that such Plan may from time to time provide.

          (o) Expenses related to issuance or redemption of the Portfolios' shares.

For the fiscal year ended December 31, 1994, total expenses incurred by the Emerging Growth Portfolio were $1,647,254 and the ratio of such total expenses to the Portfolio's average net asset value was 1.78%.

                             PORTFOLIO TRANSACTIONS

Effective October 1, 1994, decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund's Portfolios are made by OAM. Prior to October 1, 1994, decisions with respect to the purchase and sale of portfolio securities on behalf of the Emerging Growth Portfolio were made by Alpha Source. Actual portfolio turnover may vary considerably from year to year. However, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, less than 30% of the Fund's gross income may be derived from the sale or other disposition of stock or securities held for less than three months.

OAM is authorized to place orders for securities with various broker-dealers, including TCC, subject to the requirements of applicable laws and regulations. OAM may place a significant portion of the Portfolios' agency orders with TCC, as it believes by so doing a Portfolio is able to achieve more control over and better execution of its orders. Orders for securities transactions are placed by OAM with a view to obtaining the best combination of price and execution available. In seeking to achieve the best combination of price and execution, OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. However, the responsibility of OAM to attempt to obtain the best combination of price and execution does not obligate it to solicit a competitive bid for each transaction. Furthermore, under the Advisory Agreement, OAM is not obligated to seek the lowest available cost to the Portfolio, so long as it determines in good faith that the broker-dealer's commission, spread or discount is reasonable in relation to the value of the execution and research services provided by such a broker-dealer to the Portfolio, or OAM when viewed in terms of that particular transaction or its overall responsibilities with respect to all of its clients, including the Portfolio, as to which it offers advice or exercises investment discretion.

OAM, with the prior consent of the Fund's Trustees, may place orders with affiliated persons of OAM, TCC or the Fund subject to (i) the provisions of Sections 10(f) and 17(e)(2) of the Investment Company Act of 1940 and Rules 10f-3 and 17e-1 thereunder, Rule 206(3)-2 under the Investment Advisers Act of 1940,
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T)(a)(2) thereunder and any other applicable laws or regulations, and (ii) procedures properly adopted by the Fund with respect thereto. The Fund has been advised by OAM that it may place a significant portion of the Portfolios' orders for securities with TCC, but only when it believes that the combination of price and execution are comparable to that of other broker-dealers. OAM, with the prior consent of the Fund's Trustees, may engage in agency cross transactions subject to (i) the provisions of Section 17(a) of the Investment Company Act of 1940 and Rule 17a-7 thereunder and other applicable laws or regulations, (ii) the provisions of Section 206 of the Investment Advisers Act of 1940 and Rule 206(3)-2 thereunder, and (iii) procedures properly adopted by the Fund with respect thereto.

OAM has agreed to furnish certain information quarterly to the Fund's Trustees to enable them to evaluate the quality of execution and cost of all orders executed by TCC. The Fund requires that OAM, as investment adviser, record and furnish to the Fund quarterly the following information:

          (A) Exchange Transactions

          A listing showing for each transaction executed by TCC for the Portfolios during the month, in time sequence, the date of the transaction, the price, the commission, the exchange where executed, the security and the number of shares.

          (B) Over-the-Counter Transactions

          A listing showing for each transaction executed by TCC for the Portfolios during the month, in time sequence, the date of execution, the price, the best bid and ask at the time, the commission for the transaction, the security and the number of shares.

          (C) Transactions Through Other Brokers

          A list of all transactions during each quarter through other brokers, showing the price and commission for the transaction, and a summary of commission charges by all other brokers executing transactions for the Portfolios.

A greater discount, spread or commission may be paid to non-affiliated broker-dealers that provide research services, which research may be used by OAM in managing assets of its clients, including the Portfolios. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecasting. In some instances, OAM may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, OAM cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As OAM is the principal source of information and advice to the Fund and is responsible for managing the investment and reinvestment of the Portfolios' assets and determining the securities to be purchased and sold, it is believed by the Fund's management to be in the interests of the Fund for OAM, in fulfilling its responsibilities to the Fund, to be authorized to receive and evaluate the research and information provided by other securities brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be utilized by OAM for the benefit of its other accounts as well, in the same manner that the Fund might also benefit from information obtained by OAM in performing services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of OAM's accounts, the degree of benefit varies by account and is not directly related to the commissions or other remuneration paid by such account.

Transactions of the Portfolios in the over-the-counter market and the third market may be executed for the Portfolios by TCC as agent with primary market makers acting as principal, except where OAM believes that better prices or execution may be obtained otherwise. Transactions with primary market makers reflect the spread between the bid and the ask prices. Occasionally, the Portfolios may make purchases of underwritten issues at prices which include underwriting discount fees.

OAM may place orders with broker-dealers other than TCC that sell shares of the Fund, provided the price and execution are reasonably believed to be comparable with other nonaffiliated broker dealers.

OAM and the Fund's Board of Trustees review quarterly the Portfolios' brokerage transactions for execution and services furnished. Such quarterly review may from time to time result in changes of brokers being utilized to execute transactions because of services furnished or to be furnished to OAM or the Fund.

For the period January 1, 1994 through September 30, 1994, the total brokerage commissions paid by the Emerging Growth Portfolio was $79,554, of which 35%, or $27,659, was paid to Hamilton Investments. The total amount of securities transactions on which the Portfolio paid brokerage commission during such period was $27,827,404. Thirty-six percent (36%), or $10,032,294, of the securities transactions on which the Portfolio paid brokerage commissions were effected through Hamilton Investments. For the period October 1, 1994 through December 31, 1994, the total brokerage commissions paid by the Emerging Growth Portfolio was $17,248, of which 49%, or $8,463, was paid to TCC. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $10,765,934. Forty-four percent (44%), or $4,718,944, of the securities transactions on which the Portfolio paid brokerage commissions were effected through TCC. The total amount of principal transactions of the Portfolio for the year ended December 31, 1994, for which no commission was incurred, was $95,896,610.

For the years ended December 31, 1993 and 1992, the total brokerage commissions paid by the Emerging Growth Portfolio were $153,239 and $127,450, respectively, of which $130,033 and $120,370, respectively, was paid to Hamilton Investments. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such periods was $65,833,808 and $34,900,116, respectively. The total amount of principal transactions of the Portfolio for such period, for which no commission was incurred, was $99,743,039 and 36,146,491, respectively.

                           SHAREHOLDER VOTING RIGHTS

Reference should be made to the Prospectus under the heading "General Information" for a description of certain shareholder rights and information concerning the shares of the Portfolios. As a general rule, the Fund is not required to and will not hold annual or other meetings of the shareholders. Special meetings of shareholders for actions requiring a shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares of the Fund or as may be required by applicable law. Under the Declaration of Trust, shareholders are entitled to vote in connection with following matters: (1) for the election or removal of Trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the Investment Company Act of 1940; (3) with respect to any termination or reorganization of the Portfolios to the extent and as provided in the Declaration of the Trust;
(4) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or the Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and
(6) with respect to such additional matters relating to the Fund as may be required by law, the Declaration of Trust, the By-Laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund (or any portfolio of the Fund) without shareholder approval by notice to the shareholders. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns, retires or is removed by the majority vote of the shareholders or by the Trustees.

                              REDEMPTION OF SHARES

Reference should be made to the Fund's Prospectus under the heading "How to Redeem Shares" for other information concerning redemption of the shares of a Portfolio. The Fund may suspend the right to redeem shares or postpone the date of payment for more than seven (7) days for any period during which: (a) the New York Stock Exchange is closed, other than weekend and holiday closings, or the Securities and Exchange Commission determines that trading on the New York Stock Exchange is restricted; (b) the Securities and Exchange Commission determines there is an emergency as a result of which it is not reasonably practical for a Portfolio to sell the investment securities or to calculate their Net Asset Value; or (c) the Securities and Exchange Commission permits such suspension for the protection of Portfolio's shareholders. In the case of a suspension of the right of redemption, a shareholder may either withdraw his request for redemption or receive payment at the Net Asset Value of his shares existing after termination of the suspension.

Although it is the Fund's present policy to make payment of redemption proceeds in cash, if the Fund's Trustees determine it to be appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of securities held by the Portfolios, subject to the limitation that, pursuant to an election under Rule 18f-1 under the Investment Company Act of 1940, each Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one account. The value of such securities shall be determined as of the close of trading of the New York Stock Exchange on the business day on which the redemption is effective. In such circumstances, a shareholder might be required to bear transaction costs to dispose of such securities.

                              SHAREHOLDER SERVICES

The Fund's Prospectus under the headings "How to Purchase Shares," "How to Redeem Shares" and "Shareholder Services" describes information in addition to that set forth below. When a shareholder makes an initial investment in a Portfolio, a shareholder account is opened in accordance with the Fund's Account Application instructions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder's account will be forwarded to the shareholder.

A Portfolio will generally not issue certificates for its shares, except that certificates for full amounts will be issued upon a shareholder's written request to the Transfer Agent. The investor will be the record owner of all shares in his account with full shareholder rights, irrespective of whether share certificates are issued. Certain of the functions performed by the Fund in connection with the operation of the accounts described above have been delegated by the Fund to its Transfer Agent.

In addition to the purchase and redemption services described above, the Fund offers its shareholders the special accounts and services described in the Fund's Prospectus. Applications and information about any shareholder services may be obtained from OAM.

                        DETERMINATION OF NET ASSET VALUE

See the Fund's Prospectus under the headings "How to Purchase Shares" and "Net Asset Value," for descriptions of certain details concerning the determination of Net Asset Value. The Net Asset Value of the shares of the Portfolios are computed once daily, as of the later of the close of the New York Stock Exchange or the Chicago Board Options Exchange, on each day the New York Stock Exchange is open for trading (except the Net Asset Value for the Micro-Cap Portfolio was computed on January 1, 1996, the New Year's Day Holiday, which was the first day shares of the Portfolio were offered to the public). All securities in the Portfolios other than options are priced as of the close of trading on the New York Stock Exchange. The options in the Portfolios are priced as of the close of trading on the Chicago Board Options Exchange. The Net Asset Value per share is computed by dividing the value of the Portfolio's securities plus all other assets minus all liabilities by the total number of Portfolio shares outstanding. In valuing the Portfolio's securities, each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sale price prior to the close of the New York Stock Exchange, except for options which are based on the close of the Chicago Board Options Exchange. If there has been no sale on such day, the last reported bid price is used. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest bid price as of the close of the New York Stock Exchange determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

                                     TAXES

As stated in the Fund's Prospectus under the heading "Dividends, Distributions and Tax Status" each of the Portfolios has elected to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that the Portfolio will not be liable for Federal income taxes to the extent that its net investment income and net realized capital gains are currently distributed to its shareholders. Each of the Portfolios will qualify for this status as long as it: (a) derives at least 90% of its gross income from dividends, interest, gains from the sale or other distribution of securities or foreign currencies, and certain other investment income including gain from options, futures or forward contracts; (b) derives less than 30% of its gross income from the sale or other disposition of securities it has held for less than three months; (c) invests in securities that satisfy certain diversification requirements; and (d) distributes at least 90% of its net investment income and net short-term capital gains to its shareholders each year. A Portfolio may be limited in its options transactions in order to comply with these rules.

Except for those shareholders exempt from Federal income taxes, dividends and capital gains distributions are taxable to shareholders for purposes of the Federal income tax, whether paid in cash or reinvested in additional shares of the Portfolio. Dividends from net investment income are taxable to non-exempt shareholders as ordinary income for Federal income tax purposes. For corporate shareholders, such income dividends may be eligible for the deduction for dividends received from domestic corporations. Distribution of long-term capital gains are taxable to non-exempt shareholders as long-term capital gains regardless of the length of time that such shareholders have owned shares in a Portfolio. Short-term capital gain distributions are taxable to non-exempt shareholders as ordinary income. Losses incurred by such shareholders on the redemption of shares of a Portfolio held six months or less will be treated as long-term capital losses to the extent of any capital gains distributions made by the Portfolio with respect to such shares. Shareholders will be notified annually as to the Federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state and local taxes.

Income dividends are taxed as ordinary income at rates up to a maximum of 39.6% for individuals. Long-term capital gain distributions are taxable at a maximum rate of 28% for individual shareholders and at the same rate as ordinary income for corporate shareholders.

In order to avoid an excise tax on undistributed amounts, each Portfolio must declare, by the end of the calendar year, a dividend to shareholders of record that represents 98% of its net investment income for the calendar year plus 98% of its capital gain net income for the period from November 1 of the previous year through October 31 of the current year plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income for the one-year period ended October 31 of the prior calendar year, less any overdistribution in the prior calendar year. Each Portfolio intends to declare or distribute dividends during the appropriate periods in an amount sufficient to avoid the 4% excise tax.

Federal law requires the Fund to withhold 31% from dividends and/or redemption proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number (in the case of individuals, a social security number) or has not certified that withholding does not apply. Amounts withheld are applied to the shareholder's Federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold the applicable tax treaty rate from dividends that are paid to certain nonresident alien, foreign partnership and foreign corporation shareholder accounts.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations in effect on the date of the Fund's Prospectus and this Statement of Additional Information, which provisions are subject to change by legislative or administrative action. Investors are advised to consult their own tax advisers regarding the tax consequences of an investment in the Portfolios. Shareholders are likewise advised to consult their own tax advisers regarding specific questions as to state or local taxes.

                   CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

Average annual total return measures both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio. A Portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission. The Emerging Growth Portfolio's average annual total return figures for the one-year and five-year periods ended June 30, 1995 were 48.0% and 17.8 %, respectively, and for the period from the commencement of operations on January 7, 1987 through June 30, 1995 was 15.6%, as calculated in accordance with the following formula pursuant to applicable regulations of the Securities and Exchange
Commission:

            P(1+T)/n/  =  ERV

            Where P    =  a hypothetical initial payment of $1,000

            T          =  average annual total return

            n          =  time period the Fund's registration statement has
                          been in effect expressed in years or portion thereof

            ERV        =  the ending redeemable value of a hypothetical $1,000
                          payment made at January 7, 1987 (the date the Fund commenced operations)

A sales load of 4% was charged until December 31, 1991 which is not reflected in these total return numbers.

                             ADDITIONAL INFORMATION

Custodian and Transfer Agent
----------------------------

The Custodian for the Fund is Investors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141, a national bank organized under the laws of the United States. The Fund has authorized the Custodian to deposit certain securities of the Portfolios in central depository systems as permitted by federal law. The Portfolios may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian. The Custodian is also the Fund's Transfer Agent and acts as dividend disbursing agent.

Independent Auditors and Reports to Shareholders
------------------------------------------------

The Fund's Independent Auditors audit and report on the Fund's annual financial statements, review certain regulatory reports and prepare the Fund's federal income tax return, and perform other professional accounting, auditing and advisory services when engaged to do so by the Fund. Beginning with the 1994 fiscal year, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent auditors. For the 1993 fiscal year and prior years, Checkers, Simon & Rosner LLP, One South Wacker Drive, Chicago, Illinois 60606, served as the Fund's independent auditors.

Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel
-------

Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, is legal counsel to the Fund.

Other Information
-----------------

The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement, which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

                        Report of Independent Auditors




To the Board of Trustees and Shareholder


We have audited the accompanying statement of assets and liabilities of Oberweis Micro-Cap Portfolio as of October 2, 1995. This statement of assets and liabilities is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Oberweis Micro-Cap Portfolio at October 2, 1995, in conformity with generally accepted accounting principles.





                                    /S/ ERNST & YOUNG LLP
                                        -----------------
                                        Ernst & Young LLP





Chicago, Illinois
October 2, 1995

                         Oberweis Micro-Cap Portfolio
                      Statement of Assets and Liabilities
                                October 2, 1995


Assets:
                  Cash                                  $100,000
                  Deferred organizational costs           55,000
                                                      ----------
                                                         155,000


Liabilities:
                  Organizational costs accrued            55,000
                                                      ----------
Net Assets                                              $100,000
                                                      ==========

Shares outstanding (unlimited number
   of shares authorized, no
   par value)                                             10,000
                                                      ==========

Net asset value, offering price and
   redemption price per share                             $10.00
                                                      ==========


Notes:
---------
The Oberweis Funds (the "Fund") offers two Portfolios, currently consisting of the Oberweis Emerging Growth and Oberweis Micro-Cap Portfolios. The Fund is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund is authorized to operate numerous portfolios under various trading strategies. The Fund commenced operations of the Oberweis Emerging Growth Portfolio on January 7, 1987.

The investment advisor has advanced all of the organizational costs of the Oberweis Micro-Cap Portfolio. The Portfolio will reimburse the advisor those costs immediately on the commencement of operations.

Costs incurred by the Oberweis Micro-Cap Portfolio in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the Portfolio commences their investment activities. If any of the original shares of the Portfolio are redeemed prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized organization costs as of the date of redemption.

PRESIDENT'S LETTER                                              FEBRUARY 9, 1995


Dear Emerging Growth Fund Shareholder:
For the first time in the history of your fund I must report to you that we experienced a loss for a full calendar year. Even in 1990, a year during which the NASDAQ Composite and Russell 2000 indices were each down by double digit amounts, we were able to achieve a small positive return. Unfortunately, in 1994 fund shares declined by 3.5%, similar to the 3.2% decline in the NASDAQ Composite and the 1.7% decline in the Russell 2000 index. At the beginning of last year, price/earnings ratios were quite high by historical standards. The entire year seemed to be a battle to lower those P.E. ratios through higher earnings before they would be reduced by a significant stock market decline. The battle ended in a draw. Higher earnings did reduce P.E. ratios, but not fast enough to allow stocks to gain ground.

The outlook for this year appears more favorable since P.E.s are significantly lower than a year ago and earnings continue to expand. However, since interest rates are considerably higher than last year, fixed income investments offer more attractive alternatives than they did a year ago. Thus investors have much more attractive alternatives than they did a year ago. Unless interest rates rise another 200 basis points this year, I believe that the opportunities for stock market investors are significantly better than a year ago. While no investment strategy works perfectly every year, we believe our method of identifying some of the fastest growing companies in the world, selling at reasonable prices in relation to their growth rates and prospects, will produce above average investment results over longer periods of time. As you can see from the graph on the next page, this has generally been true over the eight-year life of the fund. A $10,000 investment in the fund at its January 7, 1987 inception would have grown to $27,157 at the end of last year, assuming reinvestment of capital gains distributions and no tax liability, for a 13.3% average annual return. Our latest five-year average annual return is an even higher 17.7%.

We believe that the long term growth prospects for the type of stocks owned by the fund are excellent. We expect average gains in the S&P 500 this year, and we hope that emerging growth stocks will do even better. In my opinion, small company stocks, especially emerging growth companies, represent better value today than large company shares. Any significant reduction in capital gains taxes should benefit growth stocks more than larger, dividend paying company shares.

Finally, I would like to thank all of you for investing in our fund. Share prices can be quite volatile on a day-to-day basis but over the long run, accepting that volatility should produce reasonable rewards. I would like to remind you that that very volatility makes this fund a good candidate for periodic additional investments (dollar-cost averaging), which is a recommended strategy for long term investors. I realize it's hard to invest more in a fund after it had a loss for the year, but that may in fact be an excellent time to do so. Fund shareholders with 2000 shares or more held at our custodian bank should be receiving complimentary copies of The Oberweis Report, our monthly investment advisory letter.

If you have any questions about your account, please call shareholder services at 1-800-245-7311 during normal business hours. If you have any questions about the fund's portfolio or investment policy, please feel free to call me or either of our assistant portfolio managers, Martin Yokosawa and Chip Roberts, at 1-800-323-6166. We're usually in the office from 7:30 A.M. until 6:00 P.M. central time during the week, and from 9:00 until noon on Saturday. We would like to hear from you!

                             Sincerely,

                                                                    Jim Oberweis

MANAGEMENT DISCUSSION AND ANALYSIS


The Oberweis Emerging Growth Fund is positioned to take advantage of the long-term price appreciation that occurs when the market places an appropriately high value on the fastest-growing companies. The market for such companies (and most other investments) was not particularly strong in 1994, causing the fund to have a return similar to the NASDAQ Composite and the Russell 2000 indices. (The before-cost return of the Fund was -1.7%, the same as the Russell 2000, and somewhat better than the 3.2% decline in the NASDAQ Composite; after deducting costs, the Fund lost 3.5%.) The steep rise in interest rates in 1994 tended to cause investors to lower the price they were willing to pay for each $1 of corporate earnings. At the same time, total corporate earnings were rising rapidly, helping to hold stock prices up. The relatively weak performance of the stocks of fast-growing companies in 1994 enabled the Fund to accumulate such stocks at reasonable prices, laying the groundwork for higher returns in the future. The Fund's performance was helped by a continuing reduction in expenses. In 1994, the Fund's expense ratio declined to 1.78% from 1.80% in 1993, and from almost 2% in 1992.

The fund is not specifically committed either to investing in small companies or to a "growth" style of investing, where stocks are purchased (regardless of their price) based on the manager's expectation of growing earnings. Nor is the fund subject to a "momentum" style of investing where stocks are purchased solely because they are moving up in price. Rather, the Fund identifies and purchases the stocks of fast-growing companies that are attractively priced. Typically, the Fund seeks to buy companies whose revenues and earnings are growing at a rate in excess of 30% per annum, and whose shares sell at a P.E. not greater than one-half of the company's rate of growth. This strategy combines the best features of growth and value investing. Historically, most of the companies identified by this strategy are smaller than the median New York Stock Exchange-listed company, although there are notable exceptions. A majority of portfolio companies have generally been traded over-the-counter. Portfolio turnover in 1994 was a moderate 66%, down slightly from 1993's 70%.

MANAGEMENT DISCUSSION AND ANALYSIS


                           AVERAGE ANNUAL RETURNS (1)
                        PERIODS ENDED DECEMBER 31, 1994

                                        5   LIFE OF FUND
                               1 YEAR YEAR    (1/7/87)
--------------------------------------------------------
Oberweis Emerging Growth Fund  (3.5)% 17.7%    13.3%
S&P 500                         1.3 %  8.7%    11.1%
Russell 2000                   (1.7)% 10.2%     9.2%

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 1/7/87 TO 12/31/94


                             [GRAPH APPEARS HERE]


Measurement Period
(Fiscal Year Covered)        OBERWEIS     S&P 500     RUSSELL 2000
-------------------          --------     -------     ------------
Measurement Pt-              $10,000      $10,000       $10,000
1987                         $ 9,094      $ 9,948       $ 8,537
1988                         $ 9,612      $11,598       $10,664
1989                         $12,012      $15,267       $12,395
1990                         $12,062      $14,822       $ 9,977
1991                         $22,573      $19,345       $14,571
1992                         $25,653      $20,822       $17,254
1993                         $28,147      $22,909       $20,515
1994                         $27,157      $23,206       $20,166

(1) Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Results include the reinvestment of all dividends and capital gains distributions. The Standard & Poor's Stock Index is an unmanaged index generally representative of the U.S. stock market. The Russell 2000 Index is an unmanaged index consisting of 2000 small cap securities with an average market capitalization of approximately $255 million. A sales load of 4% was charged until December 31, 1991 and is not reflected in the total return figures or graph above.

OBERWEIS EMERGING GROWTH FUND

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1994 (Market Value in thousands)

Equity Securities - 92.5%

 Shares     Company (Closing Price)                 Value
            AIRLINES--2.1%
     90,000 ValuJet Airlines, Inc.@21.25           $ 1,913
            APPAREL--0.5%
     20,000 Kenneth Cole Productions@21.00             420
            AUDIO/VIDEO HOME PRODUCTS--0.9%
     90,000 HTP International, Inc.@4.593              414
     65,000 Curtis Mathes Holding Corp.@2.187          142
     15,000 Recoton Corp.@18.75                        281
            SUBTOTAL                                   837
            AUTO/TRUCK EQUIPMENT--1.0%
     11,500 *ABS Industries, Inc.@11.75                135
   **12,000 *Breed Technologies, Inc.@28.375           341
    120,000 Williams Controls, Inc.@3.50               420
            SUBTOTAL                                   896
            BUILDING AND BUILDING PRODUCTS--0.3%
     20,000 *Slocan Forest Products, Ltd.@11.412       228
            BUILDING--MOBILE HOMES & RV--2.5%
     52,400 *Cavalier Homes, Inc.@10.875               570
     69,200 *Decorator Industries, Inc.@7.25           502
    105,000 *Shelter Components Corp.@11.375         1,194
            SUBTOTAL                                 2,266
            CHEMICALS--0.4%
     30,000 Methanex Corp.@13.00                       390
            COMPUTER GRAPHICS--0.3%
     15,000 Pinnacle Systems, Inc.@15.00               225
            COMPUTER--LOCAL NETWORKS--8.3%
     10,000 Alantec Corp.@32.25                        323
    105,000 Apertus Technologies, Inc.@10.00         1,050
     20,500 Ascend Communications, Inc.@40.75          835
     15,000 Chipcom Corp.@50.00                        750
    175,000 Madge N.V.@11.812                        2,067
     30,000 Network Peripherals, Inc.@27.25            818
     20,000 Standard Microsystems Corp.@30.00          600
     57,500 Xircom, Inc.@17.75                       1,021
            SUBTOTAL                                 7,464
            COMPUTER--MEMORY DEVICES--0.9%
     26,000 Alliance Semiconductor Corp.@31.25         813
            COMPUTER--MINI/MICRO--1.2%
     10,000 Compaq Computer Corp.@39.50                395
     22,000 Pyxis Corp.@19.00                          418
     26,000 *Scientific Technologies, Inc.@8.50        221
            SUBTOTAL                                 1,034

 Shares        Company (Closing Price)                   Value
               COMPUTER PERIPHERALS--14.3%
     40,000    Cornerstone Imaging, Inc.@15.25          $   610
     60,000    Eltron International, Inc.@19.75           1,185
    100,000    Encad, Inc.@12.375                         1,237
     60,000    Microtouch Systems, Inc.@45.00             2,700
    112,000    Mylex Corp.@11.187                         1,253
     75,000    PC Service Source, Inc.@9.00                 675
     40,000    Proxima Corp.@28.875                       1,155
     12,000    Sonic Solutions, Inc.@15.75                  189
     90,000    U.S. Robotics, Inc.@43.25                  3,892
               SUBTOTAL                                  12,896
               COMPUTER SERVICES--4.4%
     50,000    AmeriData Technologies, Inc.@10.00           500
    119,000(a) AmeriData Technologies, Inc.
               Common Stock and Warrants@10.00            1,190
    100,000    CIBER, Inc.@10.00                          1,000
     10,000    *Keane, Inc.@23.75                           238
     25,000    Network Six, Inc.@10.50                      262
    100,000    Quality Systems, Inc.@3.25                   325
     10,000    Quick Response Services, Inc.@12.625         126
     50,000    Wave Technologies International@6.375        319
               SUBTOTAL                                   3,960
               COMPUTER SOFTWARE--5.7%
     40,000    BTG, Inc.@8.25                               330
      5,000    Cambridge Technology Partners@22.25          111
     25,500    Hummingbird Communications Ltd.@20.375       520
     10,000    Infosoft International, Inc.@35.125          351
     10,000    MapInfo Corp.@25.75                          257
      4,000    Mercury Interactive Corp.@13.25               53
     27,000    Natural MicroSystems Corp.@13.25             358
     20,000    NetManage, Inc.@40.50                        810
     21,000    Platinum Technology, Inc.@22.625             475
     15,000    Softdesk, Inc.@19.375                        291
     55,000    Systemsoft Corp.@9.00                        495
     60,000    VMark Software, Inc.@17.75                 1,065
               SUBTOTAL                                   5,116
               CONSUMER PRODUCTS--1.1%
     39,060    Celex Group, Inc.@18.25                      713
     57,000    Creative Technology Ltd.@4.875               278
               SUBTOTAL                                     991
               DRUGS--4.8%
     35,000    Barr Laboratories, Inc.@25.25                884
    100,000    Future HealthCare, Inc.@20.625             2,063
   **10,000    Roberts Pharmaceuticals, Inc.@31.75          318
     41,000    Watson Pharmaceuticals, Inc.@26.25         1,076
               SUBTOTAL                                   4,341


                                       4
See accompanying notes to financial statements.

 Shares     Company (Closing Price)                     Value
            ELECTRICAL & ELECTRONIC EQUIPMENT--0.7%
     15,000 Datamarine International, Inc.@11.75       $   176
     37,500 Symetrics Industries, Inc.@12.75               478
            SUBTOTAL                                       654
            ELECTRONICS--COMPONENTS/
            SEMICONDUCTORS--5.8%
     34,400 Atmel Corp.@33.50                            1,152
     27,500 *Cerprobe Corp.@5.50                           151
     45,000 Flextronics International Ltd.@15.25           686
     10,000 Fusion Systems Corp.@25.50                     255
     30,000 Integrated Device Technology, Inc.@29.50       885
     30,000 Level One Communications, Inc@15.50            465
     20,000 Mattson Technology, Inc.@19.25                 385
     15,000 Micrel Semiconductor, Inc.@14.50               217
     60,000 Micrion Corp.@11.75                            705
     10,000 Quality Semiconductor, Inc.@12.50              125
     40,000 Submicron System Corp.@4.937                   198
            SUBTOTAL                                     5,224
            ELECTRONICS--PARTS DISTRIBUTOR--0.9%
    150,000 All American Semiconductor, Inc.@1.875         281
     50,000 Bell Microproducts, Inc.@10.75                 537
            SUBTOTAL                                       818
            FARM MACHINERY--1.4%
     22,500 *AGCO Corp.@30.375                             684
     10,000 *AGCO Corp. Convertible Preferred@59.50        595
            SUBTOTAL                                     1,279
            FINANCIAL/BUSINESS SERVICES--2.2%
     20,000 Express Scripts, Inc. Class A@36.75            735
    100,000 Leasing Solutions, Inc.@6.875                  688
     15,000 *The Money Store, Inc.@18.50                   278
     58,000 Sherwood Group, Inc.@5.375                     312
            SUBTOTAL                                     2,013
            HEALTH MAINTENANCE ORGANIZATION--4.0%
     30,600 Coventry Corp.@24.50                           750
   **28,000 PacifiCare Health Systems, Inc.@66.00        1,848
     40,000 Wellcare Management Group, Inc.@24.50          980
            SUBTOTAL                                     3,578
            HOUSEHOLD APPLIANCES--0.4%
     10,000 Duracraft Corp.@31.875                         319
            LEISURE & RECREATION PRODUCTS--1.5%
     45,000 Regal Cinemas, Inc.@25.50                    1,148
     20,000 Ride Snowboard Company@10.375                  208
            SUBTOTAL                                     1,356

 Shares     Company (Closing Price)                     Value
            MACHINERY--0.3%
      8,000 *JLG Industries, Inc.@36.50                $   292
            MEDIA--RADIO/TV--2.3%
     85,000 United Video Satellite Group, Inc.@24.00     2,040
            MEDICAL EQUIPMENT & SUPPLIES--2.7%
     21,000 Chad Therapeutics, Inc.@7.875                  165
    105,000 FluoroScan Imaging Systems, Inc.@6.125         643
     32,000 Medplus, Inc.@7.75                             248
      7,000 *Omnicare, Inc.@43.75                          306
     65,000 Safeskin Corp.@14.25                           926
      5,000 Ventritex, Inc.@27.00                          135
            SUBTOTAL                                     2,423
            MEDICAL--HOSPITALS--0.7%
     35,000 Quorum Health Group, Inc.@19.00                665
            MEDICAL--NURSING HOMES,
            OUTPATIENT HOMECARE--1.3%
     20,000 Lincare Holdings, Inc.@29.00                   580
     40,000 *Retirement Care Associates, Inc.@7.312        293
     12,800 Sun Healthcare Group, Inc.@25.375              323
            SUBTOTAL                                     1,196
            METAL ORES--GOLD--0.3%
     20,000 *Santa Fe Pacific Gold Corp.@13.00             260
            OIL & GAS--1.1%
     40,000 *International Colin Energy Corp.@6.875        275
     40,000 *Smith International, Inc.@12.344              494
     10,000 *Snyder Oil Corp. Convertible
             Preferred @20.125                             201
            SUBTOTAL                                       970
            PERSONNEL PLACEMENT--0.9%
      5,000 Alternative Resources Corp.@31.50              157
     22,000 On Assignment, Inc.@16.00                      352
     15,000 Right Management Consultants, Inc.@20.25       304
            SUBTOTAL                                       813
            POLLUTION CONTROL--1.5%
     20,000 *Peerless Manufacturing Company@11.00          220
     43,000 United Waste Systems, Inc.@25.00             1,075
            SUBTOTAL                                     1,295
            RESTAURANTS--5.0%
    135,000 Checkers Drive-In Restaurants@2.281            308
     20,000 Landry's Seafood Restaurants, Inc.@28.50       570
    100,000 Lone Star Steakhouse & Saloon@20.00          2,000


                                       5
See accompanying notes to financial statements.

Convertible Debt Obligations-6.5%

Face
Amount                                            Value
              COMPUTER MEMORY DEVICES--0.5%
$  600,000    *Seagate Technology
               6.75% due 5-01-12 @83.00          $   498
              COMPUTER PERIPHERALS--2.6%
   600,000    *SCI Systems, Inc.
               5.625% due 3-01-12 @96.50             579
 1,500,000    *Western Digital Corp.
               9.00% due 6-01-14 @120.25           1,804
              SUBTOTAL                             2,383
              EYECARE SERVICES--0.6%
   500,000    *Benson Eyecare Corp.
               8.00% due 5-15-01 @101.25             506
              FERTILIZERS--0.3%
   300,000    *Freeport-McMoran
               6.55% due 1-15-01 @90.75              272
              MEDICAL EQUIPMENT & SUPPLIES--0.2%
   100,000    *Omnicare, Inc.
               5.75% due 10-01-03 @143.00            143
              MEDICAL-NURSING HOMES--1.4%
 1,500,000    *GranCare, Inc.
               6.50% due 1-15-03 @84.00            1,260
              POLLUTION CONTROL--0.7%
   580,000(a) *Growth Environmental, Inc.
               9.00% due 4-30-97 @102.767            596
              RETAIL--0.2%
   200,000    *Proffitts, Inc.
               4.75% due 11-01-03 @75.25             151
   600,000(a) *Zam's, Inc.
               7.50% due 10-31-00 @6.875              41
              SUBTOTAL                               192
              TOTAL CONVERTIBLE DEBT OBLIGATIONS
              (COST: $6,141,000)                   5,850

Short-Term Investments-0.9%

   812,294    United Missouri Bank
              4.7182% due 1-03-95@100.00         $   812
              TOTAL INVESTMENT--99.9%
              (COST: $74,948,000)                 89,911
                                                 -------

 Shares     Company (Closing Price)                                  Value
     30,000 Outback Steakhouse, Inc.@23.50                           $  705
     20,000 Papa John's International, Inc.@28.75                       575
     35,000 Pollo Tropical, Inc.@9.625                                  337
            SUBTOTAL                                                  4,495
            RETAIL--CONSUMER ELECTRONICS--0.1%
     10,000 Campo Electronics, Appliances and Computers Inc.@10.75      108
            RETAIL/WHOLESALE COMPUTERS--1.0%
      7,000 Micro Warehouse, Inc.@35.00                                 245
     40,000 Tech Data Corp.@17.00                                       680
            SUBTOTAL                                                    925
            RUBBER--0.2%
     40,000 American United Global, Inc.@3.437                          138
            SCHOOLS--0.5%
     80,000 Youth Services International, Inc.@6.00                     480
            SECURITY/SAFETY EQUIPMENT--0.5%
     20,000 First Alert, Inc.@14.625                                    292
      5,000 Safety 1st, Inc.@29.25                                      146
            SUBTOTAL                                                    438
            TELECOMMUNICATIONS--7.4%
     20,000 Applied Digital Access, Inc.@25.375                         507
     22,000 Cidco, Inc.@29.00                                           638
     25,000 Gilat Satellite Networks Ltd.@12.00                         300
      8,000 Glenayre Technologies, Inc.@57.75                           462
     80,000 Incomnet, Inc.@13.312                                     1,065
      2,000 IPC Information Systems, Inc.@11.25                          22
     20,000 Qualcomm, Inc.@24.00                                        480
     40,000 Spectrian Corp.@28.125                                    1,125
     55,000 Transaction Network Services, Inc.@14.50                    798
     80,000 Wholesale Cellular USA, Inc.@15.50                        1,240
            SUBTOTAL                                                  6,637
            TEXTILE PRODUCTS--0.6%
     20,000 *St. John Knits, Inc.@28.625                                573
            TOYS & SPORTING GOODS--0.1%
     10,000 Lewis Galoob Toys, Inc. Convertible Preferred @11.375       114
            TRUCKING--0.4%
     25,000 Knight Transportation, Inc.@14.25                           356
            TOTAL EQUITY SECURITIES
            (COST: $67,995,000)                                      83,249

                                       6
See accompanying notes to financial statements.

Covered Call Options-(0.0%)

 Contracts                                                  Value
        120 Breed Technologies, Inc., January $40          $    (1)
         25 PacifiCare Health Systems, Inc. February $75        (2)
        100 Roberts Pharmaceutical, January $35                 (7)
                                                           -------
            Total Covered Call Options
            (Premiums received: $53,000)                       (10)
            OTHER ASSETS LESS LIABILITIES--0.1%                113
                                                           -------
            NET ASSETS--100.0%                             $90,014
                                                           =======

Notes to Portfolio of Investments

* Income producing security during the year ended December 31, 1994.
**The aggregate market value of stocks held in escrow at December 31, 1994 covering open covered call options written was $2,507,000.
Based on the cost of investments of $74,948,000 for federal income tax purposes at December 31, 1994, the aggregate gross unrealized appreciation was $23,123,000, the aggregate gross unrealized depreciation was $8,160,000, and the net unrealized appreciation of investments was $14,963,000.
(a) The following securities are subject to legal or contractual restrictions on sale. They were valued at cost on the dates of acquisition and at fair value as determined by the board of trustees of the Fund as of December 31, 1994. The aggregate value of restricted securities was $1,827,000, or 2.0% of net assets, at year end.
  AmeriData Technologies, Inc. 119,000 common stock and warrants purchased in March, 1994 at a cost of $1,309,000.
  Growth Environmental, Inc. $580,000 face amount convertible debt purchased in May, 1994 at a cost of $580,000.
  Zam's, Inc. $600,000 face amount convertible debt purchased in November, 1993 at a cost of $600,000.

                                       7
See accompanying notes to financial statements.

OBERWEIS EMERGING GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1994
(in thousands)

ASSETS:
  Investment securities at market value (Cost: $74,948,000)       $89,911
  Cash                                                                  9
  Receivables:
    Fund shares sold                                           59
    Securities sold                                           239
    Dividends and interest                                    114
                                                             ----
      Total receivables                                               412
  Prepaid expenses                                                     26
                                                                  -------
      Total Assets                                                 90,358
LIABILITIES:
  Options written, at value (Premiums received: $53,000)               10
  Payables:
    Fund shares repurchased                                  $142
    Securities purchased                                       88
    Payable to adviser                                         72
    Payable to distributor                                     26
                                                             ----
      Total Payables                                                  328
  Accrued expenses                                                      6
                                                                  -------
      Total Liabilities                                               344
NET ASSETS                                                        $90,014
                                                                  =======
ANALYSIS OF NET ASSETS:
  Aggregate paid in capital                                       $75,025
  Accumulated net realized loss from investment transactions          (17)
  Net unrealized appreciation of investments                       15,006
                                                                  -------
    Net assets                                                    $90,014
                                                                  =======
THE PRICING OF SHARES:
  Net asset value, offering and redemption price per share
   ($90,014,406 divided by 4,203,507 shares outstanding)          $ 21.41
                                                                  =======

                See accompanying notes to financial statements.

OBERWEIS EMERGING GROWTH FUND

STATEMENT OF OPERATIONS

Year ended December 31, 1994
(in thousands)

INVESTMENT INCOME:
  Dividends                                              $142
  Interest                                                526
                                                         ----
    Total Investment Income                                   $   668
EXPENSES:
  Distribution fees                                       428
  Advisory fees                                           395
  Management fees                                         370
  Custodian fees                                          149
  Transfer agent fees                                     130
  Professional fees                                        81
  Shareholder servicing fees                               34
  Shareholder reports                                      19
  Insurance                                                14
  Trustee fees                                             13
  Registration fees                                        12
  Other                                                     2
                                                         ----
    Total Expenses                                              1,647
                                                              -------
  NET INVESTMENT LOSS                                            (979)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investment transactions                   (783)
Net realized gain from covered call options written               766
                                                              -------
    Total net realized loss                                       (17)
Decrease in unrealized appreciation of investments             (3,046)
                                                              -------
    Net realized and unrealized loss on investments            (3,063)
                                                              -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(4,042)
                                                              -------

                See accompanying notes to financial statements.

OBERWEIS EMERGING GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                          ------------------
                                                            1994      1993
                                                          --------  --------
FROM OPERATIONS:
  Net investment loss                                     $   (979) $   (931)
  Net realized gain (loss) from investment transactions        (17)    5,623
  Increase (decrease) in unrealized appreciation of
   investments                                              (3,046)    5,625
                                                          --------  --------
  Net increase (decrease) in net assets resulting from
   operations                                               (4,042)   10,317
                                                          --------  --------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gains on investments          --    (3,381)
                                                          --------  --------
FROM CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                          26,882    83,936
  Redemption of shares                                     (37,150)  (43,816)
  Shares issued in reinvestment of distribution                 --     3,205
                                                          --------  --------
  Net increase (decrease) from capital share transactions  (10,268)   43,325
                                                          --------  --------
  Total increase (decrease) in net assets                  (14,310)   50,261
NET ASSETS:
  Beginning of year                                        104,324    54,063
                                                          --------  --------
  End of year                                             $ 90,014  $104,324
                                                          ========  ========


                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1994
1. SIGNIFICANT ACCOUNTING POLICIES

Description of Business. Oberweis Emerging Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund is authorized to operate numerous portfolios under various trading strategies. The Fund commenced operations of one portfolio on January 7, 1987.

Investment valuation. Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day's bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized costs.

Fund share valuation. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the later of the close of the New York Stock Exchange or the Chicago Board Options Exchange by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Investment transactions and investment income. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on date of expiration.

Change in Accounting for Distributions to Shareholders. During the year ended December 31, 1994, the Fund adopted AICPA Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The statement requires that the classification of distributions to shareholders be changed in the financial statements to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, the Fund reclassified $3,408,000 of net operating losses incurred by the Fund since 1987 and which cannot be utilized to paid in capital.

Federal income taxes and dividends to shareholders. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The accumulated net realized loss from investment transactions for federal income tax purposes at December 31, 1994, amounting to approximately $17,000, is available to offset future taxable gains. If not applied, the loss carryforward expires during the year in 2002.

2. TRANSACTIONS WITH AFFILIATES

Effective October 1, 1994 Oberweis Asset Management, Inc. ("OAM") became the Fund's investment adviser, manager and primary shareholder service agent; and The Chicago Corporation ("TCC") became the Fund's principal distributor. Prior to October 1, 1994, Hamilton Investments, Inc. acted as the fund's manager, distributor and shareholder service agent; and Alpha Source Asset Management, a subsidiary of Hamilton Investments, Inc., served as the Fund's investment adviser.

Advisory agreement. During 1994, pursuant to written agreements, the Fund paid monthly investment advisory fees at an annual rate equal to .45% of the first $50,000,000 of average daily net assets and .40% of average daily net assets in excess of $50,000,000.

Management agreement. During 1994, for management services and facilities furnished, the Fund paid a monthly fee at an annual rate equal to .40% of average daily net assets.

Expense Reimbursement. The manager and investment adviser are obligated to reduce their investment advisory and management fees or reimburse the Fund to the extent that total ordinary operating expense, as defined, exceed in any one year the following amounts expressed as a percentage of the Fund's average daily net assets: 2% of the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000; or such lower percentage as may be required by any state where the Fund's shares are registered. For the year ended December 31, 1994, Hamilton Investments, Inc., Alpha Source Asset Management, Inc. and OAM were not required to rebate any of the investment adviser or management fees to the Fund.

Officers and trustees. Certain officers or trustees of the Fund are also officers or directors of OAM. During the year ended December 31, 1994, the fund made no direct payments to its officers and paid $12,560 to its unaffiliated trustees. James D. Oberweis, the Fund's portfolio manager, is employed by OAM and TCC.

Distribution and shareholder service expense. Effective October 1, 1994, the Fund pays The Chicago Corporation a monthly distribution fee at the annual rate of .35% of the average daily net assets and reimbursement for certain out-of-pocket expenses. The Fund also pays OAM a monthly shareholder service expense equal to .15% of average daily net assets and reimbursement for out-of-pocket expenses. Prior to this agreement, the Fund paid Hamilton Investments, Inc. a monthly fee at an annual rate equal to .50% of average daily net assets for its distribution service.

Commissions. During 1994, the Fund paid Hamilton Investments, Inc. and TCC for executing some of the Fund's agency security transactions at competitive rates, typically $.03 to $.05 per share.

The following summarizes fees incurred by the Fund for the services provided by Hamilton Investments, Inc. and Alpha Source Asset Management, Inc. for the nine months ended September 30, 1994, and OAM and TCC for the three months ended December 31, 1994:

                           ALPHA
                 HAMILTON  SOURCE    OAM     TCC
                 -------- -------- ------- -------
Advisory fees          -- $298,000 $97,000      --
Management fees  $279,000       -- $91,000      --
Distribution
 fees            $349,000       --      -- $79,000
Shareholder
 service fees          --       -- $34,000      --
Commissions      $ 28,000       --      -- $ 9,000

3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold during 1994, other than options written and money market investments, aggregated $61,146,000 and $71,457,000, respectively.

Transactions in options written for the year ended December 31, 1994 were as follows:

                                NUMBER OF  PREMIUMS
                                CONTRACTS  RECEIVED
                                --------- -----------
Options outstanding at
 beginning of year                  700   $   104,000
Options written                  12,938     1,681,000
Options expired                  (9,356)   (1,034,000)
Options closed                   (1,543)     (206,000)
Options assigned                 (2,494)     (492,000)
                                 ------   -----------
Options outstanding at end of
 year                               245   $    53,000

The premiums received provide a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Fund.

4. CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund:

                                       YEARS ENDED DECEMBER 31,
                            -------------------------------------------------
                                     1994                      1993
                            ------------------------  -----------------------
                              SHARES       AMOUNT       SHARES      AMOUNT
                            ----------  ------------  ----------  -----------
Shares sold                  1,272,000  $ 26,882,000   4,069,000  $83,936,000
Shares issued in
 reinvestment of dividends          --            --     144,000    3,205,000
Less shares redeemed        (1,771,000)  (37,150,000) (2,098,000) (43,816,000)
                            ----------  ------------  ----------  -----------
Net increase (decrease)
 from capital share
 transactions                 (499,000) $(10,268,000)  2,115,000  $43,325,000

FINANCIAL HIGHLIGHTS


Per share income and capital changes for a share outstanding throughout the year is as follows (c):

                                          YEARS ENDED DECEMBER 31,
                              -------------------------------------------------
                               1994      1993       1992      1991      1990
                              ------- ---------- ---------- -------- ----------
Net asset value at beginning
 of year                      $ 22.19   $  20.90    $ 18.39  $ 12.11    $ 12.06
Income from investment
 operations:
Net investment loss             (.22)      (.22)      (.21)    (.09)      (.24)
Net realized and unrealized
 gain (loss) on investments     (.56)       2.25       2.72    10.64        .29
                              ------- ---------- ---------- -------- ----------
Total from investment
 operations                     (.78)       2.03       2.51    10.55        .05
Less Distributions:
Distribution from net
 realized gains on
 investments                       --      (.74)         --   (4.27)         --
                              ------- ---------- ---------- -------- ----------
Net asset value at end of
 year                         $ 21.41   $  22.19    $ 20.90  $ 18.39    $ 12.11
                              ======= ========== ========== ======== ==========
Total Return(b)                (3.5%)       9.7%      13.7%    87.1%       0.4%
Ratio/Supplemental Data
Net Assets at end of year
 (in thousands)               $90,014   $104,324    $54,063  $19,730    $11,604
Ratio of expenses to average
 daily net assets               1.78%   1.80%(a)   1.99%(a) 2.13%(a)   2.15%(a)
Ratio of net investment loss
 to average net assets        (1.06%) (1.04%)(a) (1.14%)(a)  (1.27%) (1.24%)(a)
Portfolio turnover rate           66%        70%        63%     114%        62%

--------
Notes:
(a) Net of expense reimbursement from related parties. Expense ratios would have been 1.82%, 2.41%, 3.01%, and 3.48% for 1993, 1992, 1991 and 1990,
    respectively before expense reimbursement.
(b) A sales load of 4% was charged until December 31, 1991 and is not reflected in the total return figures above.
(c) The per share data was determined using average shares outstanding during the year.

REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholders Oberweis Emerging Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Oberweis Emerging Growth Fund as of December 31, 1994, the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 1993 and the financial highlights for each of the years prior to 1994 were audited by other auditors whose report dated February 6, 1994 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oberweis Emerging Growth Fund at December 31, 1994, the results of its operations, the changes in its net assets and the financial highlights for the year ended December 31, 1994, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
                                                           Ernst & Young LLP

Chicago, Illinois
January 27, 1995

                                            [LOGO] Oberweis Emerging Growth Fund





--------------------------------------------------------------------------------
James D. Oberweis            Thomas J. Burke
Trustee and President        Trustee

Douglas P. Hoffmeyer         Edward F. Streit
Trustee                      Trustee

Patrick B. Joyce             Martin L. Yokosawa
Executive Vice President     Vice President
Treasurer
                             Anita I. Mraz
James M. Roberts             Secretary
Vice President

Mary Jane Murphy
Assistant Secretary

   MANAGER AND INVESTMENT ADVISOR
Oberweis Asset Management, Inc.
One Constitution Drive, Aurora, Illinois 60506

            DISTRIBUTOR
The Chicago Corporation
208 South LaSalle, Chicago, Illinois 60604

    CUSTODIAN AND TRANSFER AGENT
Investors Fiduciary Trust Company
P.O. Box 419042, Kansas City, Missouri 64141

              COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street, Chicago, Illinois 60601

   INDEPENDENT PUBLIC ACCOUNTANTS
Ernst & Young LLP
233 South Wacker Drive, Chicago, Illinois 60606

                                                      ANNUAL REPORT

                                         ---------------------------------------
                                                    DECEMBER 31, 1994

[LOGO] Oberweis
       Emerging Growth
       Fund
       One Constitution Drive
       Aurora, IL 60506
       (800) 323-6166

PRESIDENT'S LETTER                                                 JULY 24, 1995


Dear Emerging Growth Fund Shareholder:
What a difference a year makes! I'm pleased to report that your fund had an exceptionally strong first half with the net asset value rising 25.5%. That performance is better than almost all broad market averages and significantly better than the average mutual fund, which underperformed the S&P 500 for the first half of this year. For the first six months of 1995, the S&P 500 total return index gained 20.1%, the NASDAQ Composite gained 24.1%, and the smaller company oriented Russell 2000 gained 14.4%. Our first half performance looks particularly favorable when compared to the Russell 2000. The Russell 2000 is an unmanaged index consisting of 2,000 small cap securities with an average market capitalization of approximately $255 million.

This year has been an excellent reminder of the pitfalls of market timing. After a very difficult 1994, it was not easy to be bullish. After a strong first quarter this year, many market timers locked in their profits by selling stocks and mutual fund shares. It is very difficult emotionally for an investor who sold shares at the end of the first quarter at $23.52, up 10% in just three months, to now buy them back at $26.87 at the end of June. Unfortunately, I have seen some of our shareholders sell shares after a rise, believing they are catching a temporary top. Sometimes they are lucky enough to buy them back 5% cheaper, feeling quite proud of their success. But if the market keeps going up, they refuse to buy them back, so as to not have to admit a mistake. As a result, they may miss a 100% or greater profit over a period of time.

Shares of this fund can be quite volatile over the short run. However, for investors with a longer term time horizon, those ups and downs tend to get averaged out, and we hope the performance will continue to provide investors with above market returns. For the last five years, the fund has provided an average annual return of almost 18%, compared to 15% for the NASDAQ Composite and 13% for the Russell 2000. Since the fund's inception on January 7, 1987 the average annual return has been almost 16%.

Technology stocks have been particularly strong during the first half of the year. We attempt to diversify the fund's investments over as many different industries as possible. We don't try to buy technology stocks when we think they're attractive or medical stocks when we think they're attractive. Like market timing, industry timing can also be a very dangerous game. Many professional and individual investors were selling their technology stocks in May after nice gains because they "knew" that technology stocks are "always" weak during the summer months. We follow a much simpler approach of just trying to identify the companies that are most successful in the real world and invest in them. If you and I are buying 50% or 100% more each year of whatever a company produces and the company's profits are rising at a similar rate, and if we can buy those companies at a P.E. ratio of less than half their growth rate, I believe we should be able to achieve above average returns over a long period of time.

Thanks for having the confidence to invest your money with us. If you have any questions about your account, please call shareholder services at 1-800-245-7311 during normal business hours. If you have any questions about the fund's portfolio or investment policy, please feel free to call me or either of our assistant portfolio managers, Martin Yokosawa and Chip Roberts, at 1-800-323-6166. We're usually in the office from 7:30 A.M. until 6:00 P.M. central time during the week, and from 9:30 until noon on Saturday. We would like to hear from you!

                             Sincerely,

                                                                    Jim Oberweis

OBERWEIS EMERGING GROWTH FUND

PORTFOLIO OF INVESTMENTS

JUNE 30, 1995 (Market Value in thousands)

Equity Securities - 93.9%

 Shares     Company (Closing Price)                   Value
            AIRLINES--5.1%
  **180,000 ValuJet Airlines, Inc.@32.875            $  5,917
            APPAREL--0.6%
     20,000 Kenneth Cole Productions, Inc.@33.375         667
            AUTO/TRUCK EQUIPMENT--0.6%
     12,000 *Breed Technologies, Inc.@24.0                288
    120,000 Williams Controls, Inc.@3.25                  390
                                                          678
            BUILDING AND BUILDING PRODUCTS--0.1%
     15,056 *Slocan Forest Products, Ltd.@8.929           134
            BUILDING--MOBILE HOMES & RV--1.2%
     24,900 *Cavalier Homes, Inc.@11.75                   293
     92,800 *Shelter Components Corp.@11.75             1,090
                                                        1,383
            CHEMICALS--1.1%
     60,000 Applied Extrusion Technologies@14.875         893
     10,000 *Borden Chemical & Plastic Co.@18.25          183
     30,000 Methanex Corp.@8.375                          251
                                                        1,327
            COMMERCIAL SERVICES--1.2%
     10,000 American Oncology Resources@27.75             278
     14,000 Central Sprinkler Corp.@24.50                 343
     25,000 Luminart, Inc.@3.280                           82
     31,000 RTW, Inc.@18.25                               566
     12,100 Sterling Healthcare Group@15.00               182
                                                        1,451
            COMPUTER GRAPHICS--0.5%
     10,000 Diamond Multimedia Systems, Inc.@20.50        205
     15,000 Pinnacle Systems, Inc.@22.50                  338
                                                          543
            COMPUTER--INTEGRATED SYSTEMS--0.9%
     20,000 Data Research Associates, Inc.@13.00          260
     20,000 Kronos, Inc.@37.125                           742
                                                        1,002
            COMPUTER--LOCAL NETWORKS--4.6%
     10,000 Alantec Corp.@34.25                           342
    180,000 Apertus Technologies, Inc.@8.75             1,575
  **100,000 Madge N.V.@28.00                            2,800
     30,000 Network Peripherals, Inc.@21.812              654
                                                        5,371

 Shares     Company (Closing Price)                       Value
            COMPUTER--MEMORY DEVICES--3.8%
   **39,000 Alliance Semiconductor Corp.@49.00           $  1,911
   **25,000 C-Cube Microsystems, Inc.@27.25                   681
    103,806 Western Digital Corp.@17.375                    1,804
                                                            4,396
            COMPUTER--MINI/MICRO--1.6%
     20,000 Compaq Computer Corp.@45.375                      908
     26,000 *Scientific Technologies, Inc.@36.00              936
                                                            1,844
            COMPUTER--OPTICAL RECOGNITION--0.4%
     30,000 Robotic Vision Systems, Inc.@14.50                435
            COMPUTER PERIPHERALS--11.0%
      1,000 Discreet Logic, Inc.@33.00                         33
    120,000 Eltron International, Inc.@20.25                2,430
    100,000 Encad, Inc.@27.00                               2,700
   **40,000 Microtouch Systems, Inc.@20.562                   822
    132,000 Mylex Corp.@13.25                               1,749
     30,000 Proxima Corp.@23.875                              716
     10,000 Scansource, Inc.@9.50                              95
   **40,000 U.S. Robotics Corp.@109.00                      4,360
                                                           12,905
            COMPUTER SERVICES--3.1%
    100,000 AmeriData Technologies, Inc.@9.25                 925
     11,900 AmeriData Technologies, Inc. Warrants@0.00          0
     20,000 AmeriData Technoligies, Inc.
            Convertible Preferred @29.25                      585
    100,000 CIBER, Inc.@17.75                               1,775
     25,000 Renaissance Solutions, Inc.@13.75                 344
                                                            3,629
            COMPUTER SOFTWARE--10.4%
     40,000 BTG, Inc.@9.125                                   365
     30,000 Firefox Communications, Inc.@25.75                772
     25,000 Datastream Systems, Inc.@23.75                    594
     25,000 Electronics For Imaging, Inc.@52.25             1,306
     10,000 Epic Design Technology, Inc.@35.50                355
      1,000 HNC Software@21.25                                 21
     35,000 Hummingbird Communications Ltd.@29.25           1,024
     10,000 MapInfo Corp.@35.50                               355
     60,000 Natural MicroSystems Corp.@18.50                1,110
     40,000 NetManage, Inc.@17.00                             680
    100,000 Number Nine Visual Technology@20.75             2,075
     21,000 Platinum Technology, Inc.@18.12                   381
     15,000 Remedy Corp.@36.25                                544

See notes to Portfolio of Investments.

 Shares     Company (Closing Price)                          Value
     10,000 Seer Technologies, Inc.@20.75                   $    208
        500 Software Artistry, Inc.@22.25                         11
     10,000 Spyglass, Inc.@28.625                                286
     55,000 Systemsoft Corp.@14.50                               797
     30,000 Tecnomatix Technologies@7.375                        221
     60,000 VMark Software, Inc.@17.75                         1,065
                                                              12,170
            COSMETICS/PERSONAL CARE--0.4%
     32,000 Parlux Frangrances, Inc.@14.625                      468
            DIVERSIFIED OPERATIONS--0.1%
      4,000 ACX Technologies, Inc.@41.75                         167
            DRUGS--3.0%
     40,000 Barr Laboratories, Inc.@21.625                       865
     21,800 K V Pharmaceutical Co. Class A@8.25                  180
     30,000 *Mylan Laboratories, Inc.@30.75                      923
   **40,000 Watson Pharmaceuticals, Inc.@39.00                 1,560
                                                               3,528
            ELECTRICAL & ELECTRONIC EQUIPMENT--2.3%
     30,000 Datamarine International, Inc.@9.00                  270
      5,000 Itron, Inc.@31.25                                    156
     15,000 *Robbins & Meyers, Inc.@27.50                        413
     56,250 Symetrics Industries, Inc.@10.75                     605
     35,000 Zygo Corp.@33.75                                   1,181
                                                               2,625
            ELECTRONICS--COMPONENTS/ SEMICONDUCTORS--8.4%
     25,000 AG Associates, Inc.@17.50                            438
   **34,400 Atmel Corp.@55.375                                 1,905
     60,000 Flextronics International Ltd.@21.875              1,312
     10,000 Fusion Systems Corp.@34.25                           343
    143,061 Genus, Inc.@13.562                                 1,940
     20,000 Information Storage Devices, Inc.@25.00              500
     12,500 Integrated Device Technology, Inc.@46.25             578
    **5,000 Integrated Silicon Solution@52.25                    261
     25,000 Mattson Technology, Inc.@47.00                     1,175
   **35,500 Oak Technology, Inc.@36.75                         1,305
                                                               9,757
            ELECTRONICS--LASER SYSTEMS/ COMPONENTS--2.6%
     63,000 II-VI, Inc.@27.75                                  1,748
     10,000 Cyberoptics Corp.@25.375                             254
   **30,000 Electro Scientific Industries, Inc.@33.25            998
                                                               3,000

 Shares        Company (Closing Price)                              Value
               FARM MACHINERY--0.7%
     22,500    *AGCO Corp.@37.50                                   $    844
               FINANCIAL/BUSINESS SERVICES--1.7%
     20,000    Express Scripts, Inc. Class A@35.25                      705
     15,000    Mercer International, Inc.@21.00                         315
   **15,000    *The Money Store, Inc.@35.812                            537
     58,000    Sherwood Group, Inc.@8.25                                479
                                                                      2,036
               FOOD--MISCELLANEOUS--0.4%
     25,000    Odwalla, Inc.@20.25                                      506
               HEALTH MAINTENANCE ORGANIZATION--1.5%
     23,000    Coventry Corp.@14.125                                    325
   **28,000    PacifiCare Health Systems, Inc.@51.00                  1,428
                                                                      1,753
               INSURANCE--0.2%
     10,000    HCC Insurance Holdings, Inc.@26.00                       260
               LEISURE & RECREATION PRODUCTS--2.6%
     45,000    Regal Cinemas, Inc.@32.00                              1,440
     40,000    Ride Snowboard Company@27.25                           1,090
     20,000    West Marine, Inc.@25.625                                 512
                                                                      3,042
               MACHINERY--1.7%
      5,000    3D Systems Corp.@18.50                                    92
     10,000    Gleason Corp.@22.125                                     221
     10,000    Indresco, Inc.@15.50                                     155
     58,000    *JLG Industries, Inc.@26.50                            1,537
                                                                      2,005
               MEDIA--RADIO/TV--2.1%
     85,000    United Video Satellite Group, Inc.@29.25               2,486
               MEDICAL EQUIPMENT & SUPPLIES--0.9%
     21,000    Chad Therapeutics, Inc.@14.875                           312
    100,000    FluoroScan Imaging Systems, Inc.@7.75                    775
                                                                      1,087
               MEDICAL--NURSING HOMES, OUTPATIENT HOMECARE--2.6%
     10,000    American Homepatient, Inc.@29.75                         298
     10,000    American Medical Response@28.00                          280
     10,000    Medpartners, Inc.@19.25                                  193
      5,000    Physician Reliance Network, Inc.@19.50                    97
    127,816(a) Retirement Care Associates, Inc.@11.952                1,528
     35,000    Transworld Healthcare, Inc.@16.75                        586
                                                                      2,982

See notes to Portfolio of Investments.

 Shares        Company (Closing Price)               Value


               TRUCKING--0.3%
     25,000    Knight Transportation, Inc.@13.50    $    338
               TOTAL EQUITY SECURITIES
               (COST: $70,762,549)                   109,824

Convertible Debt Obligations-5.0%

 Face
 Amount                                              Value
               COMPUTER MEMORY DEVICES--0.5%
   $600,000    *Seagate Technology
                6.75% due 5-01-12 @105.00           $    630
               COMPUTER PERIPHERALS--0.6%
    600,000    *SCI Systems, Inc.
                5.625% due 3-01-12 @118.50               711
               EYECARE SERVICES--0.5%
    500,000    *Benson Eyecare Corp.
                8.00% due 5-15-01 @125.50                627
               FARM MACHINERY--0.6%
    250,000    *Agco Corp.
                6.50% due 6-1-08@296.052                 740
               MEDICAL--NURSING HOMES--1.9%
  1,500,000    *GranCare, Inc.
                6.50% due 1-15-03 @86.00               1,290
  1,000,000    *Theratx, Inc.
                8.00% due 2-1-02@92.5                    925
                                                       2,215
               OIL & GAS--0.4%
    500,000    *Snyder Oil Corp.
                7.00% due 5-15-01@89.00                  445
               POLLUTION CONTROL--0.3%
    580,000(a) *Growth Environmental, Inc.
                9.00% due 4-30-97 @58.049                337
               RETAIL--0.2%
    200,000    *Proffitts, Inc.
                4.75% due 11-01-03 @89.00                178
    600,000(a) *Zam's, Inc.
                7.50% due 10-31-00 @1.146                  7
                                                         185
               TOTAL CONVERTIBLE DEBT OBLIGATIONS
               (COST: $6,155,260)                      5,890

 Shares     Company (Closing Price)                       Value


            OIL & GAS--0.8%
     40,000 International Colin Energy Corp.@5.25        $    210
     40,000 Smith International, Inc.@16.75                   670
                                                              880
            PERSONNEL PLACEMENT--0.7%
     10,000 Alternative Resources Corp.@26.50                 265
     30,000 On Assignment, Inc.@19.00                         570
                                                              835
            RESTAURANTS--4.6%
    100,000 Lone Star Steakhouse & Saloon, Inc.@30.312      3,031
     30,000 Outback Steakhouse, Inc.@28.875                   866
     20,000 Papa John's International, Inc.@35.00             700
    100,000 Pollo Tropical, Inc.@8.00                         800
                                                            5,397
            RETAIL/WHOLESALE COMPUTERS--0.6%
     40,500 Pomeroy Computer Resources@18.25                  739
            SCHOOLS--0.7%
     80,000 Youth Services International, Inc.@10.625         850
            TELECOMMUNICATIONS--7.8%
     20,000 ACT Networks, Inc.@17.25                          345
     20,000 Applied Innovation, Inc.@47.75                    955
   **16,300 Cidco, Inc.@31.375                                511
     60,000 Coherent Communication Systems Corp.@16.75      1,005
     25,000 Gilat Satellite Networks Ltd.@22.75               569
     20,000 Pairgain Technologies, Inc.@19.125                383
   **20,000 Qualcomm, Inc.@34.562                             691
     39,000 Spectrian Corp.@39.75                           1,550
      5,000 STM Wireless, Inc.@12.75                           64
   **20,000 Stratacom, Inc.@48.75                             975
     29,500 Unitech Industries, Inc.@10.75                    317
     82,000 Wholesale Cellular USA, Inc.@21.50              1,763
                                                            9,128
            TEXTILE PRODUCTS--0.9%
     20,000 *St. John Knits, Inc.@44.875                      897
     11,000 Supreme International Co.@17.00                   187
                                                            1,084
            TOYS & SPORTING GOODS--0.1%
     10,000 Lewis Galoob Toys, Inc.
            Convertible Preferred @17.5                       175

See notes to Portfolio of Investments

Long Put Options-1.3%

Contracts                                           Value
    1,000  S&P 100 Stock Index Sep $520            $    938
    1,000  S&P 100 Stock Index Aug $510                 512
    1,000  S&P 100 Stock Index Jul $500                 100
           Total Put Options                          1,550
           (Cost: $2,318,500)


Repurchase Agreement--1.8%

2,095,716  State Street Bank and Trust Co.
           Dated 6/30/95, collateralized by
           U.S. Treasury Notes
           4.90%, 7/03/95                          $  2,096
           TOTAL INVESTMENT - 102.0%                119,360
           (COST: $81,332,025)

Covered Call Options-(1.8%)

Contracts                                           Value

      390  Alliance Semiconductor Corp. Jul $55     $   (39)
      344  Atmel Corp. Aug $55                         (133)
      100  C-Cube Microsystems, Inc. Aug $22            (58)
      150  C-Cube Microsystems, Inc. Nov $30            (47)
       60  Cidco, Inc. Jul $35                           (2)
       90  Electro Scientific Inds. Jul $35              (8)
       50  Electro Scientific Inds. Aug $35             (10)
      160  Electro Scientific Inds. Sep $35             (45)
       50  Integrated Silicon Solution Jul $55           (8)
      200  Madge N.V. Aug $25                           (85)
      750  Madge N.V. Aug $30                          (122)
      270  Microtouch Systems, Inc. Sep $40              (3)
      150  The Money Store, Inc. Jul $35                (30)
      150  Oak Technology, Inc. Jul $35                 (40)
      100  Oak Technology, Inc. Sep $35                 (48)
       50  PacifiCare Health Systems, Inc. Aug $75       (0)
      100  PacifiCare Health Systems, Inc. Aug $80       (0)
      100  Qualcomm, Inc. Jul $40                        (5)
      100  Qualcomm, Inc. Oct $40                       (25)
        5  Stratacom, Inc. Aug $50                       (2)
      300  U.S. Robotics Corp. Aug $75               (1,035)
      100  U.S. Robotics Corp. Aug $80                 (298)
      100  ValuJet Airlines, Inc. Jul $35               (10)
      100  ValuJet Airlines, Inc. Aug $40                (5)
      600  ValuJet Airlines, Inc. Sep $40               (56)
      100  Watson Pharmaceuticals, Inc. Jul $40          (6)

Contracts                                         Value
 90        Watson Pharmaceuticals, Inc. Aug $35  $   (33)
           Total Covered Call Options              (2,153)
           (Premium received: $899,000)
           OTHER ASSETS LESS LIABILITIES--(0.2%)     (283)
           NET ASSETS--100.0%                    $116,924

Notes to Portfolio of Investments

* Income producing security during the period ended June 30, 1995.
**The aggregate market value of stocks held in escrow at June 30, 1995 covering open covered call options written was $19,862,869.
Based on the cost of investments of $81,332,025 for federal income tax purposes at June 30, 1995, the aggregate gross unrealized appreciation was $41,786,382, the aggregate gross unrealized depreciation was $3,758,120, and the net unrealized appreciation of investments was $38,028,262.
(a) The following securities are subject to legal or contractual restrictions on sale. They were valued at cost on the dates of acquisition and at fair value as determined by the board of trustees of the Fund as of June 30, 1995. The aggregate value of restricted securities was $926,223 or 0.8% of net assets, at June 30, 1995.
  Growth Environmental, Inc. $580,000 face amount convertible debt purchased in May, 1994 at a cost of $580,000.
  Retirement Care Associates, Inc. 23,625 shares purchased in February, 1995 at a cost of $168,328 and 25,441 shares purchased in June, 1995 at a cost of $225,789.
  Zam's, Inc. $600,000 face amount convertible debt purchased in November, 1993 at a cost of $600,000.
See notes to Portfolio of Investments.

OBERWEIS EMERGING GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1995
(in thousands)

ASSETS:
  Investment securities at market value (Cost: $76,917,809)       $115,714
  Options purchased, at value (Cost: $2,318,500)                     1,550
  Repurchase agreement                                               2,096
  Cash                                                                 395
  Receivables:
    Fund shares sold                                         $892
    Securities sold                                           258
    Dividends and interest                                    126
                                                             ----
      Total receivables                                              1,276
  Prepaid expenses                                                      20
                                                                  --------
      Total Assets                                                 121,051
LIABILITIES:
  Options written, at value (Premiums received: $899,000)            2,153
  Payables:
    Fund shares repurchased                                  $874
    Securities purchased                                      978
    Payable to adviser                                         80
    Payable to distributor                                     31
                                                             ----
      Total Payables                                                 1,963
  Accrued expenses                                                      11
                                                                  --------
      Total Liabilities                                              4,127
NET ASSETS                                                        $116,924
                                                                  ========
ANALYSIS OF NET ASSETS:
  Aggregate paid in capital                                       $ 78,213
  Accumulated net realized gain from investment transactions         1,937
  Net unrealized appreciation of investments                        36,774
                                                                  --------
    Net assets                                                    $116,924
                                                                  ========
THE PRICING OF SHARES:
  Net asset value, offering and redemption price per share
   ($116,923,548 divided by 4,350,806 shares outstanding)         $  26.87
                                                                  ========

                See accompanying notes to financial statements.

OBERWEIS EMERGING GROWTH FUND

STATEMENT OF OPERATIONS

Six months ended June 30, 1995
(in thousands)

INVESTMENT INCOME:
  Dividends                                              $ 61
  Interest                                                257
                                                         ----
    Total Investment Income                                   $   318
EXPENSES:
  Advisory fees                                           212
  Management fees                                         200
  Distribution fees                                       175
  Shareholder servicing fees                               75
  Custodian fees                                           80
  Transfer agent fees                                      71
  Professional fees                                        57
  Registration fees                                        16
  Shareholder reports                                      15
  Insurance                                                 6
  Trustee fees                                              5
  Other                                                     3
                                                         ----
    Total Expenses                                                915
                                                              -------
NET INVESTMENT LOSS BEFORE EXPENSE REIMBURSEMENT                 (597)
  Expense reimbursement                                            39
                                                              -------
NET INVESTMENT LOSS                                              (558)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from investment transactions                  2,932
Net realized loss from covered call options written              (979)
                                                              -------
    Total net realized gain                                     1,953
Increase in unrealized appreciation of investments             21,769
                                                              -------
    Net realized and unrealized gain on investments            23,722
                                                              -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $23,164
                                                              =======

STATEMENT OF CHANGES IN NET ASSETS

Six months ended June 30, 1995 and the year ended December 31, 1994
(in thousands)

                                                        JUNE 30,  DECEMBER 31,
                                                          1995        1994
                                                        --------  ------------
FROM OPERATIONS:
  Net investment loss                                   $   (558)   $   (979)
  Net realized gain (loss) from investment transactions    1,953         (17)
  Increase (decrease) in unrealized appreciation of
   investments                                            21,769      (3,046)
                                                        --------    --------
  Net increase (decrease) in net assets resulting from
   operations                                             23,164      (4,042)
                                                        --------    --------
FROM CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                        24,701      26,882
  Redemption of shares                                   (20,955)    (37,150)
                                                        --------    --------
  Net increase (decrease) from capital share
   transactions                                            3,746     (10,268)
                                                        --------    --------
  Total increase (decrease) in net assets                 26,910     (14,310)
NET ASSETS:
  Beginning of year                                       90,014     104,324
                                                        --------    --------
  End of year                                           $116,924    $ 90,014
                                                        ========    ========

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 1995
1. SIGNIFICANT ACCOUNTING POLICIES

Description of Business. Oberweis Emerging Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund is authorized to operate numerous portfolios under various trading strategies. The Fund commenced operations of one portfolio on January 7, 1987.

Investment valuation. Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day's bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized costs.

Fund share valuation. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the later of the close of the New York Stock Exchange or the Chicago Board Options Exchange by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Investment transactions and investment income. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on date of expiration.

Repurchase agreements. Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund so that its market value exceeds the carrying value of the repurchase agreement.

Federal income taxes and dividends to shareholders. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The accumulated net realized loss from investment transactions for federal income tax purposes at December 31, 1994, amounting to approximately $17,000, is available to offset future taxable gains. If not applied, the loss carryforward expires during the year in 2002.

2. TRANSACTIONS WITH AFFILIATES

The Fund has written agreements with Oberweis Asset Management, Inc. ("OAM") as the Fund's investment adviser, manager and primary shareholder service agent; and The Chicago Corporation ("TCC") as the Fund's principal distributor.

Advisory agreement. During the six months ended June 30, 1995, the Fund paid monthly investment advisory fees at an annual rate equal to .45% of the first $50,000,000 of average daily net assets and .40% of average daily net assets in excess of $50,000,000. For the six months ended June 30, 1995, the Fund incurred an advisory fee totalling $212,000.

Management agreement. During the six months ended June 30, 1995, for management services and facilities furnished, the Fund paid a monthly fee at an annual rate equal to .40% of average daily net assets. For the six months ended June 30, 1995, the Fund incurred a management fee totalling $200,000.

Expense Reimbursement. The manager and investment adviser are obligated to reduce their investment advisory and management fees or reimburse the Fund to the extent that total ordinary operating expense, as defined, exceed in any one year the following amounts expressed as a percentage of the Fund's average daily net assets: 2% of the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000; or such lower percentage as may be required by any state where the Fund's shares are registered. For the six months ended June 30, 1995, OAM reimbursed the Fund $38,510.

Officers and trustees. Certain officers or trustees of the Fund are also officers or directors of OAM. During the six months ended June 30, 1995, the fund made no direct payments to its officers and paid $4,818 to its unaffiliated trustees. James D. Oberweis, the Fund's portfolio manager, is employed by OAM and TCC.

Distribution and shareholder service expense. The Fund has a distribution agreement with The Chicago Corporation (TCC). For services under the distribution agreement, the Fund pays TCC a fee at the annual rate of .35% of the average daily net assets and reimbursement for certain out-of-pocket expenses. For the six months ended June 30, 1995, the Fund incurred a distribution fee totalling $175,000. The Fund has a shareholder service agreement with OAM. For services under the shareholder service agreement, the Fund pays OAM a fee at the annual fate of .15% of the average daily net assets and reimbursement for certain out-of-pocket expenses. For the six months ended June 30, 1995, the Fund incurred a shareholder service fee totalling $75,000.

Commissions. The Fund pays TCC for executing some of the Fund's agency security transactions at competitive rates, typically $.03 to $.05 per share. For the six months ended June 30, 1995, the Fund paid commissions of $13,000 to TCC.

3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold during the six months ended June 30, 1995, other than options written and money market investments, aggregated $37,653,902 and $37,802,561, respectively.

Transactions in options written for the six months ended June 30, 1995, were as follows:

                                  NUMBER OF  PREMIUMS
                                  CONTRACTS  RECEIVED
                                  --------- ----------
Options outstanding at beginning
 of period                            245   $   53,000
Options written                    12,604    1,752,000
Options expired                    (4,495)    (482,000)
Options closed                     (2,065)    (253,000)
Options assigned                   (1,530)    (171,000)
                                   ------   ----------
Options outstanding at end of
 period                             4,759   $  899,000

The premiums received provide a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Fund.

4. CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund:

                              SIX MONTHS ENDED JUNE   YEAR ENDED DECEMBER 31,
                                    30, 1995                   1994
                              ----------------------  ------------------------
                               SHARES      AMOUNT       SHARES       AMOUNT
                              ---------  -----------  ----------  ------------
Shares sold                   1,031,000  $24,701,000   1,272,000   $26,882,000
Less shares redeemed           (884,000) (20,955,000) (1,771,000)  (37,150,000)
                              ---------  -----------  ----------  ------------
Net increase (decrease) from
 capital share transactions     147,000   $3,746,000    (499,000) $(10,268,000)

FINANCIAL HIGHLIGHTS


Per share income and capital changes for a share outstanding throughout the period is as follows (c):

                          SIX MONTHS          YEARS ENDED DECEMBER 31,
                             ENDED      ---------------------------------------
                         JUNE 30, 1995    1994      1993       1992      1991
                         -------------  --------  ---------  ---------  -------
Net asset value at
 beginning of period          $  21.41  $  22.19   $  20.90    $ 18.39  $ 12.11
Income from investment
 operations:
Net investment loss               (.13)     (.22)      (.22)      (.21)    (.09)
Net realized and
 unrealized gain (loss)
 on investments                   5.59      (.56)      2.25       2.72    10.64
                           -----------  --------  ---------  ---------  -------
Total from investment
 operations                       5.46      (.78)      2.03       2.51    10.55
Less Distributions:
Distribution from net
 realized gains on
 investments                        --        --       (.74)        --    (4.27)
                           -----------  --------  ---------  ---------  -------
Net asset value at end
 of period                    $  26.87  $  21.41   $  22.19    $ 20.90  $ 18.39
                           ===========  ========  =========  =========  =======
Total Return(%)(b)                25.5      (3.5)       9.7       13.7     87.1
Ratio/Supplemental Data
Net Assets at end of
 period (in thousands)        $116,924  $ 90,014   $104,324    $54,063  $19,730
Ratio of expenses to
 average daily net
 assets(%)                   1.75(a,d)      1.78    1.80(a)    1.99(a)  2.13(a)
Ratio of net investment
 loss to average net
 assets(%)                 (1.26)(a,d)    (1.06)  (1.04)(a)  (1.14)(a)   (1.27)
Portfolio turnover
 rate(%)                            75        66         70         63      114

--------
Notes:
(a) Net of expense reimbursement from related parties. Expense ratios would have been 1.83%, 1.82%, 2.41%, and 3.01% for 1995, 1993, 1992 and 1991,
    respectively before expense reimbursement.
(b) A sales load of 4% was charged until December 31, 1991 and is not reflected in the total return figures above.
(c) The per share data was determined using average shares outstanding during the year.
(d) Annualized.

                                            [LOGO] Oberweis Emerging Growth Fund



--------------------------------------------------------------------------------
James D. Oberweis           Peter H. Wendell
Trustee and President       Trustee

Douglas P. Hoffmeyer        Thomas J. Burke
Trustee                     Trustee

Patrick B. Joyce            Edward F. Streit
Executive Vice President    Trustee
Treasurer
                            Martin L. Yokosawa
James M. Roberts            Vice President
Vice President
                            Anita I. Mraz
Mary Jane Murphy            Secretary
Assistant Secretary

   MANAGER AND INVESTMENT ADVISOR
Oberweis Asset Management, Inc.
One Constitution Drive, Aurora, Illinois 60506

            DISTRIBUTOR
The Chicago Corporation
208 South LaSalle, Chicago, Illinois 60604

    CUSTODIAN AND TRANSFER AGENT
Investors Fiduciary Trust Company
P.O. Box 419042, Kansas City, Missouri 64141

              COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street, Chicago, Illinois 60601


[LOGO] Oberweis
       Emerging Growth
       Fund
       One Constitution Drive
       Aurora, IL 60506
       (800) 323-6166


                                                   SEMI-ANNUAL REPORT

                                         ---------------------------------------
                                                        UNAUDITED
                                                      JUNE 30, 1995

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A)     FINANCIAL STATEMENTS-INCLUDED IN STATEMENT OF ADDITIONAL INFORMATION
        (PART B).

        Oberweis Emerging Growth Fund Financial Statements and Independent Auditors' Report thereon

             (a)  Portfolio of Investments as of December 31, 1994.
             (b)  Statement of Assets and Liabilities as of December 31, 1994.
             (c)  Statement of Operations for the Year Ended December 31, 1994.
             (d) Statement of Changes in Net Assets for the Years Ended December 31, 1994 and 1993.

        Oberweis Emerging Growth Fund Financial Statements

             (a)  Portfolio of Investments as of June 30, 1995 (Unaudited).
             (b) Statement of Assets and Liabilities as of June 30, 1995 (Unaudited).
             (c) Statement of Operations for the Six Months Ended June 30, 1995 (Unaudited).
             (d) Statement of Changes in Net Assets for the Six Months Ended June 30, 1995 (Unaudited) and the year ended December 31, 1994.

        Oberweis Micro-Cap Portfolio

             (a)  Statements of Assets and Liabilities as of October 2, 1995
             (b)  Notes to Financial Statements

        Schedules II, III, IV, V, VI and VII are omitted and the required information is not presented.

        Schedule I has been omitted and the required information is presented in the portfolio of investments.

(B)     EXHIBITS.

 *1.     Agreement and Declaration of Trust dated July 7, 1986

 *1.1 First Amendment to Agreement and Declaration of Trust, dated November 17, 1986

 *2.     By-Laws

  3.     None

 *4.     Form of Specimen Certificates of Shares of Beneficial Interest

  4.1    Specimen Certificates of Shares of Beneficial Interest/2/

  5.1    Management Agreement/5/

  5.1.1  Amendment to Management Agreement as of February 16, 1994/9/

 *5.1.2  Management Agreement dated October 1, 1994

  5.2    Investment Advisory Agreement/5/

 *5.2.1  Investment Advisory Agreement dated October 1, 1994

  5.2.2  Transfer and Guaranty Agreement/7/

 *5.2.3 Form of Investment Advisory Agreement dated October 1, 1994, and as amended January 1, 1996

  6.     None

  7.     None

  8.     Custodian Agreement/1/

  8.1 Letter Agreements renewing Custodian Agreement dated February 24, 1988,/3/ February 21, 1989,/4/ February 7, 1990,/5/ February 15,
         1991,/6/ and February 13, 1992,/7/ respectively

  8.2    Letter Agreement dated January 27, 1993, renewing Custodian
         Agreement/8/

 *8.3    Custodian Agreement dated August 3, 1993

  9.     Transfer Agency Agreement/1/

  9.1 Letter Agreements renewing Transfer Agency Agreement dated February 24, 1988,/3/ February 21, 1989,/4/ February 7, 1990,/5/ February 15,
         1991,/6/ and February 13, 1992,/7/ respectively

  9.2 Letter Agreement dated January 27, 1993, renewing Transfer Agency Agreement/8/

 *9.3    Transfer Agent Agreement dated August 3, 1993

 10.1    Form of Opinion and Consent of Lawrence, Kamin, Saunders & Uhlenhop/1A/

 10.1.1  Consent and Opinion of Vedder, Price, Kaufman & Kammholz/10/

 10.2    Form of Opinion of Ropes & Gray/1A/

 10.2.1  Opinion of Ropes & Gray/10/

*11.1    Consent of Ernst & Young LLP

*11.2    Consent of Checkers, Simon & Rosner LLP

 12.     Not applicable

 13.     Form of Contribution Agreement with Initial Shareholders/1/

 13.1 Contribution Agreement dated December 8, 1986, from James D. Oberweis with respect to the purchase of an aggregate of 5,500 shares as custodian for two minor children for $10.00 each (a total of $55,000)/2/

 13.2 Contribution Agreement dated December 8, 1986, from Lora J. Oberweis with respect to the purchase of 2,000 shares for $10.00 each (a total of $20,000)/2/

 13.3 Contribution Agreement dated December 8, 1986, from Helen Cisek with respect to the purchase of 1,500 shares for $10.00 each (a total of $15,000)/2/

 13.4 Contribution Agreement dated December 8, 1986, from Tedd Determan with respect to the purchase of an aggregate of 1,000 shares for $10.00 each (a total of $10,000)/2/

*14.1 Individual Retirement Custodial Account Agreement, Disclosure Statement, Form of Account Application, and Transfer Request Form

 15.1    Plan of Distribution pursuant to Rule 12b-1/4/

 15.2    Distribution and Shareholder Service Agreement/5/

 15.3 Amendment to Plan of Distribution pursuant to Rule 12b-1 and Distribution and Shareholder Service Agreement/8/

*15.4    Plan of Distribution pursuant to Rule 12b-1 as amended October 1, 1994

*15.4.1 Form of Plan of Distribution pursuant to Rule 12b-1 as amended January 1, 1996

*15.5    Distribution Agreement dated October 1, 1994

*15.5.1 Form of Distribution and Shareholder Service Agreement dated January 1, 1996

*15.6    Shareholder Service Agreement dated October 1, 1994

*16.     Calculation of Performance Data

*27.     Financial Data Schedules
-----------------
/*/  Filed herewith.
/1/ Previously filed with the Registration Statement and incorporated herein by reference.
/1A/ Previously filed with the Registration Statement.
/2/ Previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and incorporated herein by reference.
/2A/ Previously filed with Pre-Effective Amendment No. 2.
/3/ Previously filed with Post-Effective Amendment No. 2 (Amendment No. 4) dated February 28, 1988.
/4/ Previously filed with Post-Effective Amendment No. 3 (Amendment No. 5) dated March 2, 1989 and incorporated herein by reference.
/5/ Previously filed with Post-Effective Amendment No. 4 (Amendment No. 6) dated February 28, 1990 and incorporated herein by reference.
/6/ Previously filed with Post-Effective Amendment No. 5 (Amendment No. 7) dated March 1, 1991 and incorporated herein by reference.
/7/ Previously filed with Post-Effective Amendment No. 6 (Amendment No. 8) dated March 2, 1992 and incorporated herein by reference.
/8/ Previously filed with Post-Effective Amendment No. 7 (Amendment No. 9) dated March 1, 1993 and incorporated herein by reference.
/9/ Previously filed with Post-Effective Amendment No. 8 (Amendment No. 10) dated April 29, 1994 and incorporated herein by reference.

/10/ Previously filed with Post-Effective Amendment No. 9 (Amendment No. 11) dated February 28, 1995 and incorporated herein by reference.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Inapplicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

Seven Thousand Seven Hundred Ten (7,710) as of September 30, 1995.

ITEM 27. INDEMNIFICATION

A response has been previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and is incorporated herein by reference. The Fund has also purchased a liability policy which indemnifies the Fund's officers and trustees against loss arising from claims by reason of their legal liability for acts as officers and trustees, subject to limitations and conditions as set forth in such policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, and the Commission remains of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISER.

(a)  Oberweis Asset Management, Inc.

     Oberweis Asset Management, Inc. ("OAM") was organized in 1989. Its activities are limited to acting as an investment adviser and shareholder servicing agent.

(b) Set forth below are the names of the directors and officers of OAM (other than those officers who are also officers of the Registrant) and any other business, profession, vocation or employment of a substantial nature in which such directors and officers have been involved an any time during the past two fiscal years.


NAME AND
POSITIONS WITH OAM         NAME OF COMPANY             POSITION
------------------         ---------------             --------

Elaine M. Oberweis         Oberweis Dairy, Inc.        President
Director                   945 North Lake Street
                           Aurora, Illinois  60506

ITEM 29. PRINCIPAL UNDERWRITERS

(a)  None.

(b) Set forth below are the names of the directors and officers of The Chicago Corporation.


John A. Wing,                           Wilbert A. Thiel,
Chairman of the Board of Directors      Director, President, Treasurer and
and Chief Executive Officer             Chief Operating Officer

Robert T. Brehm,                        Faris F. Chesley,
Director, Executive Vice President,     Vice Chairman of the Board of
President-Asset Management Group        Directors, Executive Vice President

Richard W. Durkes,                      Jon T. Ender,
Director, Executive Vice President      Director, Executive Vice President

John C. Harris,                         Timothy O'Gorman,
Director, Executive Vice President      Director, Executive Vice President

Paul W. Oliver, Jr.,                    Perry L. Taylor, Jr.,
Director, Executive Vice President      Director, Executive Vice President,
                                        General Counsel, Secretary

Peter H. Wendell,                       David K. Beecken,
Director, Executive Vice President      Director, Senior Vice President

Patrick K. Blackburn,                   Jack W. Blumenstein,
Director, Senior Vice President         Director, Executive Vice President

Jay K. Buck,                            John T. Coyne,
Director, Senior Vice President         Director, Senior Vice President

Victor Elting III,                      Walter W. Filkin,
Director, Senior Vice President         Director, Senior Vice President

Walter D. Fitzgerald,                   Frederic D. Floberg,
Director, Senior Vice President         Director, Senior Vice President

James M. Florsheim                      Brian F. Foley,

Director, Senior Vice President         Director, Senior Vice President

Thomas G. Hallal,                       Lawrence J. Hanson,
Director, Senior Vice President         Director, Senior Vice President

Jeffrey M. Herr,                        Jack W. Kindegran
Director, Senior Vice President         Director, Senior Vice President

Charles R. Klimkowski,                  Barbara L. Lamb
Director, Senior Vice President         Director, Senior Vice President

Edward J. Laux                          Thomas J. McCausland,
Director, Senior Vice President         Director

James D. McDonald                       Kenneth H. McLellan, Jr.,
Director, Senior Vice President         Director, Senior Vice President

Charles J. Moore,                       Thomas A. Mueller,
Director, Senior Vice President         Director, Senior Vice President

Leonard O'Driscoll                      Joseph A. Oliva,
Director, Senior Vice President         Director, Senior Vice President

Willard J. Peterson,                    Robert R. Rudolph,
Director, Senior Vice President         Director

Richard M. Schaeffer,                   Ronald M. Schutz,
Director, Senior Vice President         Director, Senior Vice President

William C. Steinmetz,                   Gordon L. Teach
Director, Senior Vice President         Director, Senior Adviser to the
                                        Chairman

William A. Trader,                      Ralph Collins Walter III,
Director, Senior Vice President         Director, Senior Vice President,
                                        Chief Administrative Officer

W. Peter Williams,                      Edward Stuart Winter,
Director, Senior Vice President         Director, Senior Vice President

Ben A. Witt,                            Michael Woodhead
Director, Senior Vice President         Director, Senior Vice President

The principal business address of all such persons is 208 South LaSalle Street, Chicago, Illinois 60604. Other than Mr. Wendell, a Trustee of the Fund, no listed person holds a position or office with the Registrant.

(c)  None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Oberweis Asset Management, Inc. at its offices at One Constitution Drive, Aurora, Illinois 60506, except those books, records and other documents maintained by the custodian, transfer agent and registrar, Investors Fiduciary Trust Company, which are located at its offices at 127 West 10th Street, 16th Floor, Kansas City, Missouri 64105.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)  Not applicable.

(b)  Not applicable.

(c) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Aurora, State of Illinois, on the 13th day of October, 1995.

OBERWEIS EMERGING GROWTH FUND

   /s/ James D. Oberweis
By:______________________________
     James D. Oberweis, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ James D. Oberweis     President (Principal Executive       October 13, 1995
------------------------  Officer) and Trustee
James D. Oberweis

                          Trustee
------------------------
Thomas J. Burke

/s/ Douglas P. Hoffmeyer  Trustee                              October 13, 1995
------------------------
Douglas P. Hoffmeyer

/s/ Edward F. Streit      Trustee                              October 13, 1995
------------------------
Edward F. Streit

/s/ Peter H. Wendell      Trustee                              October 13, 1995
------------------------
Peter H. Wendell

/s/ Patrick B. Joyce      Executive Vice President and         October 13, 1995
------------------------  Treasurer (Principal Financial and
Patrick B. Joyce          Accounting Officer)

                                 EXHIBIT INDEX


EXHIBIT  DESCRIPTION                                                                                 PAGE
-------  -----------                                                                                 ----
 *1.     Agreement and Declaration of Trust dated July 7, 1986

 *1.1    First Amendment to Agreement and Declaration of Trust, dated November 17, 1986

 *2.     By-Laws

  3.     None

 *4.     Form of Specimen Certificates of Shares of Beneficial Interest

  4.1    Specimen Certificates of Shares of Beneficial Interest/2/

  5.1    Management Agreement/5/

  5.1.1  Amendment to Management Agreement as of February 16, 1994/9/

 *5.1.2  Management Agreement dated October 1, 1994

  5.2    Investment Advisory Agreement/5/

 *5.2.1  Investment Advisory Agreement dated October 1, 1994

  5.2.2  Transfer and Guaranty Agreement/7/

 *5.2.3  Form of Investment Advisory Agreement dated October 1, 1994 and as amended
         January 1, 1996

  6.     None

  7.     None

  8.     Custodian Agreement/1/

  8.1    Letter Agreements renewing Custodian Agreement dated February 24, 1988,/3/
         February 21, 1989,/4/ February 7, 1990,/5/ February 15, 1991,/6/, and February 13,
         1992,/7/ respectively

  8.2    Letter Agreement dated January 27, 1993, renewing Custodian Agreement/8/

 *8.3    Custodian Agreement dated August 3, 1993

  9.     Transfer Agency Agreement/1/

  9.1    Letter Agreements renewing Transfer Agency Agreement dated February 24, 1988,/3/
         February 21, 1989,/4/ February 7, 1990,/5/ February 15, 1991,/6/ and February 13,
         1992,/7/ respectively

  9.2    Letter Agreement dated January 27, 1993, renewing Transfer Agency Agreement/8/

 *9.3    Transfer Agent Agreement dated August 3, 1993

 10.1    Form of Opinion and Consent of Lawrence, Kamin, Saunders & Uhlenhop/1A/

 10.1.1  Consent and Opinion of Vedder, Price, Kaufman & Kammholz/10/

 10.2    Form of Opinion of Ropes & Gray/1A/

 10.2.1  Opinion of Ropes & Gray/10/

*11.1  Consent of Ernst & Young LLP

*11.2  Consent of Checkers, Simon & Rosner LLP

 12.  Not applicable

EXHIBIT  DESCRIPTION                                                                                 PAGE
-------  -----------                                                                                 ----
 13.     Form of Contribution Agreement with Initial Shareholders/1/

 13.1    Contribution Agreement dated December 8, 1986, from James D. Oberweis with respect to the purchase of an aggregate of 5,500 shares as custodian for two minor children for $10.00 each (a total of $55,000)/2/

 13.2    Contribution Agreement dated December 8, 1986, from Lora J. Oberweis with respect to the purchase of 2,000 shares for $10.00 each (a total of $20,000)/2/

 13.3    Contribution Agreement dated December 8, 1986, from Helen Cisek with respect to the purchase of 1,500 shares for $10.00 each (a total of $15,000)/2/

 13.4    Contribution Agreement dated December 8, 1986, from Tedd Determan with respect to the purchase of an aggregate of 1,000 shares for $10.00 each (a total of $10,000)/2/

*14.1    Individual Retirement Custodial Account Agreement, Disclosure Statement, Form of
         Account Application, and Transfer Request Form

 15.1    Plan of Distribution pursuant to Rule 12b-1/4/

 15.2    Distribution and Shareholder Service Agreement/5/

 15.3    Amendment to Plan of Distribution pursuant to Rule 12b-1 and Distribution and
         Shareholder Service Agreement/8/

*15.4    Plan of Distribution pursuant to Rule 12b-1 as amended October 1, 1994.

*15.4.1  Form of Plan of Distribution pursuant to Rule 12b-1 as amended January 1, 1996.

*15.5    Distribution Agreement dated October 1, 1994.

*15.5.1  Form of Distribution and Shareholder Service Agreement dated January 1, 1996.

*15.6    Shareholder Service Agreement dated October 1, 1994.

*16.     Calculation of Performance Data

*27.     Financial Data Schedules

-------------------

/*/  Filed herewith.
/1/ Previously filed with the Registration Statement and incorporated herein by reference.
/1A/ Previously filed with the Registration Statement.
/2/ Previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and incorporated herein by reference.
/2A/ Previously filed with Pre-Effective Amendment No. 2.
/3/ Previously filed with Post-Effective Amendment No. 2 (Amendment No. 4) dated February 28, 1988.
/4/ Previously filed with Post-Effective Amendment No. 3 (Amendment No. 5) dated March 2, 1989 and incorporated herein by reference.
/5/ Previously filed with Post-Effective Amendment No. 4 (Amendment No. 6) dated February 28, 1990 and incorporated herein by reference.
/6/ Previously filed with Post-Effective Amendment No. 5 (Amendment No. 7) dated March 1, 1991 and incorporated herein by reference.
/7/ Previously filed with Post-Effective Amendment No. 6 (Amendment No. 8) dated March 2, 1992 and incorporated herein by reference.
/8/ Previously filed with Post-Effective Amendment No. 7 (Amendment No. 9) dated March 1, 1993 and incorporated herein by reference.
/9/ Previously filed with Post-Effective Amendment No. 8 (Amendment No. 10) dated April 29, 1994 and incorporated herein by reference.

/10/ Previously filed with Post-Effective Amendment No. 9 (Amendment No. 11) dated February 28, 1995 and incorporated herein by reference.

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